UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                  Investment Company Act File Number: 811-1435



                                AMCAP Fund, Inc.
               (Exact Name of Registrant as specified in charter)

                              333 South Hope Street
                          Los Angeles, California 90071
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (213) 486-9200

                   Date of fiscal year end: February 28, 2005

                   Date of reporting period: February 28, 2005





                                Julie F. Williams
                     Capital Research and Management Company
                              333 South Hope Street
                          Los Angeles, California 9007
                     (name and address of agent for service)


                                   Copies to:
                            Eric A.S. Richards, Esq.
                              O'Melveny & Myers LLP
                              400 South Hope Street
                        Los Angeles, California 90071105
                          (Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[logo - AMERICAN FUNDS(R)]

The right choice for the long term(R)

AMCAP FUND

[cover illustration - close up of a seashell]

UNCOVERING A COMPANY'S NATURAL GROWTH POTENTIAL

ANNUAL REPORT FOR THE YEAR ENDED FEBRUARY 28, 2005

AMCAP FUND(R) SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING PRIMARILY IN U.S. COMPANIES WITH A RECORD OF ABOVE-AVERAGE GROWTH.

THIS FUND IS ONE OF THE 29 AMERICAN FUNDS, THE NATION'S THIRD-LARGEST MUTUAL FUND FAMILY. FOR MORE THAN SEVEN DECADES, CAPITAL RESEARCH AND MANAGEMENT COMPANY,SM THE AMERICAN FUNDS ADVISER, HAS INVESTED WITH A LONG-TERM FOCUS BASED ON THOROUGH RESEARCH AND ATTENTION TO RISK.

Contents

Letter to shareholders                                                         1
The value of a long-term perspective                                           4
Uncovering a company's natural growth potential                                6
Summary investment portfolio                                                  12
Financial statements                                                          16
Directors and officers                                                        28
What makes American Funds different?                                  back cover

About the cover: The chambered nautilus -- widely admired by marine biologists and artists alike -- has a complicated biological system and exhibits connectivity between its various parts. These attributes also relate to the investment process at the AMCAP Fund. Research analysts and portfolio counselors are a connected and interactive global network within Capital Research and Management Company. The fundamental in-depth research done by AMCAP Fund professionals is a complicated process.

FIGURES SHOWN ARE PAST RESULTS FOR CLASS A SHARES AND ARE NOT PREDICTIVE OF RESULTS IN FUTURE PERIODS. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. SHARE PRICES AND RETURNS WILL VARY, SO INVESTORS MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. FOR THE MOST CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM. FUND RESULTS SHOWN, UNLESS OTHERWISE INDICATED, ARE AT NET ASSET VALUE. IF A SALES CHARGE (MAXIMUM 5.75%) HAD BEEN DEDUCTED, THE RESULTS WOULD HAVE BEEN LOWER.

Here are returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2005 (the most recent calendar quarter):



Class A shares
Reflecting 5.75% maximum sales charge                                         1 year           5 years         10 years

Average annual total return                                                    --               +0.18%           +11.97%
Cumulative total return                                                       -1.92%           +0.91%          +209.68%


The sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more.

The fund's investment adviser is waiving a portion of its management fees. Results shown reflect the waiver. Please see the Financial Highlights table on page 23 or in the fund's prospectus for details.

Other share class results and important information can be found on page 3.


[illustration - - close up of a seashell]



FELLOW SHAREHOLDERS:

Over the long term, AMCAP Fund's discipline of investing in select growth companies at reasonable prices has proved rewarding for shareholders. AMCAP has outpaced the unmanaged Standard & Poor's 500 Composite Index, a broad measure of large U.S. stocks, as well as the fund's two other mutual fund index benchmarks for both five- and 10-year periods ended February 28, 2005. In addition, over its almost 38-year lifetime, the fund has produced an average annual total return of 12.5% compared with 10.6% by the S&P 500.

On a shorter term basis, AMCAP provided a total return of 3.9% in fiscal 2005, compared to a 7.0% return for the S&P 500; 4.7% for the Lipper Growth Funds Index; and 7.8% for the Lipper Multi-Cap Core Funds Index. AMCAP's long-term investment strategy makes annual measurements less representative of our long-term results. For example, when viewed in only one-year increments, AMCAP has shown better results than the overall market (as measured by the S&P 500) in 20 out of AMCAP's 37 fiscal years, yet the fund has significantly better results than the market over its lifetime (see table below). We believe that measuring AMCAP's results over more than a one-year time horizon is the best indicator of its long-term returns.

Another perspective on returns is to view them over a market cycle. The past five fiscal years included the 2000-2002 bear market and the partial recovery in 2003-2004. Over this period, AMCAP's total return was a cumulative 14.9% compared with -4.8% for the S&P 500, -25.0% for the Lipper Growth Funds Index and -1.6% for the Lipper Multi-Cap Core Funds Index. The key to AMCAP's results was that the fund remained cautious at a time when caution was warranted and true to its objective of selecting investments in companies which have both a proven history of growth and expected future growth. That approach helped the fund avoid many of the untested companies that sprung up in the Internet bubble, many of which proved to be unsuccessful in the public market.

THE ECONOMY AND THE STOCK MARKET

During the past 12 months, the U.S. economy continued its expansion. Consumer spending moved forward at a healthy pace and corporate profits were strong. Inflation and interest rates remained at relatively low levels. Corporations took the opportunity of strong cash flows to pay down debt and improve their balance sheets, and so far have been cautious on spending to increase capacity. Employment growth continued, albeit at a slower pace than normal at this point in the business cycle. During the first part of AMCAP's fiscal year, concerns about the political environment, the federal deficit and the possible return of inflation kept overall market returns fairly flat. However, by October, investors shook off worries as inflation stayed low, corporate profit growth continued, and the Middle East showed signs of better stability; the market staged a 10.8% rally from October 25, the monthly low, through our fiscal year-end.

[Begin Sidebar]


                                                                    1 year                5 years              10 years
Cumulative total returns (for periods ended 2/28/2005)

AMCAP                                                                +3.9%                +14.9%               +236.6%
Standard & Poor's 500 Composite Index(1)                             +7.0                  -4.8                +192.0
Lipper Multi-Cap Core Funds Index(2)                                 +7.8                  -1.6                +172.3
Lipper Growth Funds Index(2)                                         +4.7                 -25.0                +136.1



                                                                                     Cumulative             Average annual
                                                                                    total return             total return

AMCAP's lifetime results (5/1/1967 - 2/28/2005)

AMCAP                                                                                  +8,481.3%                +12.5%
Standard & Poor's 500 Composite Index(1)                                               +4,386.9                 +10.6
Consumer Price Index (inflation)(3)                                                      +479.5                  +4.8

(1)The S&P 500 is unmanaged and does not reflect sales charges, commissions or expenses.

(2)Lipper indexes do not include the effects of sales charges.

(3)Computed from data supplied by the U.S.  Department of Labor, Bureau of Labor
   Statistics.

[End Sidebar]

WHAT HELPED THE FUND'S RESULTS

Energy, Internet services, aerospace/defense companies and health care providers and services helped the fund during its fiscal year. Oil and gas companies were spurred by the sharp rise in oil prices and stronger demand for oil from developing nations, including China. Among the fund's leaders were Devon Energy (+64.8%), Apache (+52.7%) and Schlumberger (+17.0%). The strong growth in Internet advertising and commerce fueled Yahoo! (+45.4%) and eBay (+24.4%). Aerospace and defense companies such as Precision Castparts (+66.7%) and General Dynamics (+14.4%) rose because of increased federal spending on weapons, defense systems and components. Health care service companies that contributed to the fund's results included Lincare Holdings (+25.5%), Caremark (+18.7%), and HCA (+11.0%).

WHAT DETRACTED FROM RESULTS

Pharmaceutical and technology companies held the fund back. Pharmaceuticals were hurt by individual product problems and pricing issues. There are also looming concerns about several blockbuster drugs coming off patent protection, and increasing regulations. Pharmaceutical holdings included Forest Laboratories (-43.4%), Biogen Idec (-30.3%) and Eli Lilly (24.3%). Semiconductor and semiconductor equipment companies declined in price because of weaker demand. Applied Materials decreased 17.6% and Texas Instruments fell 13.6%. Cisco Systems, a maker of equipment used in Internet networking, declined 24.6%.

MIXED RESULTS

A number of the fund's other industry holdings, such as retailing and media, had mixed results. The fund's largest investment, Lowe's, one of the biggest do-it-yourself retailers, gained 5.0%. Walgreen rose 20.1% and Costco gained 19.7% while Dollar General, a leading regional retailer, declined 3.0%. Among media companies, the fund's combined holdings in Comcast rose 8.9% while Interpublic Group fell 22.5%.

LOOKING FORWARD

As globalization of economies continues, where companies are headquartered is becoming less significant. AMCAP has been, and continues to be, a fund that primarily invests in U.S. companies. That said, from time to time the fund may invest in a few companies outside the United States, providing they meet our existing criteria. We seek to invest in well-managed companies with a history of growth, a sustainable competitive edge and good future prospects.

We are pleased to report that the number of shareholder accounts has increased in the past 12 months to 1.2 million from about 860,000. To help manage the fund's growing assets, Brady Enright joins our existing portfolio counselors. This brings the fund's number of portfolio counselors to five (see the Wealth of Experience on page 11). Together we will continue to prudently manage the fund's assets, along with substantial participation by our research analysts. We welcome our new shareholders and thank our long-term investors for their faith in AMCAP Fund.

Cordially,

/s/ R. Michael Shanahan
R. Michael Shanahan
Chairman of the Board


/s/ Claudia P. Huntington
Claudia P. Huntington
President

April 11, 2005

For current information about the fund, visit americanfunds.com.

[Begin Sidebar]
AMCAP'S LAST 10 YEARS

One-year total returns for the past 10 fiscal years (ended 2/28 or 2/29)

1996              +29.3%                  2001             +3.0%
1997              +11.7                   2002             -7.1
1998              +37.0                   2003            -15.7
1999              +21.1                   2004            +37.0
2000              +22.3                   2005             +3.9

CUMULATIVE TOTAL RETURN FOR THE 10-YEAR PERIOD ENDED 2/28/2005          +236.6%

AVERAGE ANNUAL TOTAL RETURN FOR THE 10-YEAR PERIOD ENDED 2/28/2005      +12.9%
[End Sidebar]

OTHER SHARE CLASS RESULTS (unaudited)

Class B, Class C, Class F and Class 529

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com.



Returns for periods ended March 31, 2005 (the most recent calendar quarter):

                                                                                      1 year            5 years        Life of class
Class B shares
Reflecting applicable contingent deferred sales charge (CDSC), maximum of 5%, payable only if shares are
     sold within six years of purchase                                                -1.78%            +1.28%           +1.53%(1)
Not reflecting CDSC                                                                   +3.22%            +2.99%           +1.70%(1)

Class C shares
Reflecting CDSC, maximum of 1%, payable only if
     shares are sold within one year of purchase                                      +2.18%                 --           +2.51%(2)
Not reflecting CDSC                                                                   +3.18%                 --           +2.51%(2)

Class F shares(3)
Not reflecting annual asset-based fee
     charged by sponsoring firm                                                       +3.98%                 --           +3.74%(4)

Class 529-A shares
Reflecting 5.75% maximum sales charge                                                 -2.01%                 --           +3.20%(5)
Not reflecting maximum sales charge                                                   +3.95%                 --           +5.17%(5)

Class 529-B shares
Reflecting applicable CDSC, maximum of 5%, payable
     only if shares are sold within six years of purchase                             -1.98%                 --           +3.95%(6)
Not reflecting CDSC                                                                   +3.02%                 --           +4.83%(6)

Class 529-C shares
Reflecting CDSC, maximum of 1%, payable only
     if shares are sold within one year of purchase                                   +2.02%                 --           +4.85%(6)
Not reflecting CDSC                                                                   +3.02%                 --           +4.85%(6)

Class 529-E shares(3)                                                                 +3.58%                 --           +3.60%(7)

Class 529-F shares(3)
Not reflecting annual asset-based fee
     charged by sponsoring firm                                                       +3.85%                 --          +14.29%(8)


The fund's investment adviser is waiving a portion of its management fees. Results shown reflect the waiver. Please see the Financial Highlights table on page 23 or in the fund's prospectus for details.

(1) Average annual total return from March 15, 2000, when Class B shares were first sold.

(2) Average annual total return from March 15, 2001, when Class C shares were first sold.

(3) These shares are sold without any initial or contingent deferred sales charge.

(4) Average annual total return from March 16, 2001, when Class F shares were first sold.

(5) Average annual total return from February 15, 2002, when Class 529-A shares were first sold.

(6) Average annual total return from February 19, 2002, when Class 529-B and Class 529-C shares were first sold.

(7) Average annual total return from March 7, 2002, when Class 529-E shares were first sold.

(8) Average annual total return from September 17, 2002, when Class 529-F shares were first sold.


There are several ways to invest in AMCAP Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.79 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge ("CDSC") of up to 5% that declines over time. Class C shares were subject to annual expenses 0.85 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.07 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

THE VALUE OF A LONG-TERM PERSPECTIVE

How a $10,000 investment has grown

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com. Fund figures reflect deduction of the maximum sales charge of 5.75% on a $10,000 investment.(1) Thus the net amount invested was $9,425.(2)

The chart and accompanying table illustrate how a $10,000 investment in AMCAP grew between May 1, 1967 -- when the fund began operations -- and February 28, 2005.

As you can see, that $10,000 grew to $808,037 with all distributions reinvested, a gain of 7,980%. Over the same period, $10,000 would have grown to $448,688 in the unmanaged Standard & Poor's 500 Composite Index. The chart also records the fund's progress relative to the rate of inflation as measured by the Consumer Price Index.

The fund's year-by-year results appear in the table under the chart. You can use this table to estimate how much the value of your own holdings has grown. Let's say, for example, that you have been reinvesting all your dividends and capital gain distributions since February 28, 1995. At that time, according to the table, the value of the investment illustrated here was $240,047. Since then, it has increased over three times in value, to $808,037. Thus, in that same 10-year period, the value of your investment -- regardless of size -- has also more than tripled.



AVERAGE ANNUAL TOTAL RETURNS BASED ON A $1,000 INVESTMENT
(for periods ended February 28, 2005)*

CLASS A SHARES

1 year                                             -2.05%
5 years                                            +1.60%
10 years                                          +12.24%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The fund's investment adviser is waiving a portion of its management fees. Results shown reflect the waiver. Please see the Financial Highlights table on page 23 or in the fund's prospectus for details.


[begin mountain chart]


Year               AMCAP with         S&P 500 with           Consmer Price
ended              dividends          dividends                 Index
Feb. 28 or 29      reinvested         reinvested             (inflation)

5/1/67             $  9,425             $10,000                 $10,000
1968#                10,056               9,778                  10,332
1969                 12,212              11,074                  10,816
1970                 11,835              10,442                  11,480
1971                 12,643              11,713                  12,054
1972                 14,902              13,305                  12,477
1973                 13,978              14,345                  12,961
1974                 11,037              12,776                  14,260
1975                  9,903              11,354                  15,861
1976                 13,883              14,453                  16,858
1977                 14,173              15,062                  17,855
1978                 16,612              13,807                  19,003
1979                 22,738              16,105                  20,876
1980                 33,541              20,071                  23,837
1981                 40,548              24,400                  26,556
1982                 42,643              22,175                  28,580
1983                 61,456              30,690                  29,577
1984                 62,128              34,013                  30,937
1985                 72,165              41,108                  32,024
1986                 88,738              53,636                  33,021
1987                115,664              69,462                  33,716
1988                112,037              67,586                  35,045
1989                122,827              75,608                  36,737
1990                140,027              89,863                  38,671
1991                163,492             103,018                  40,725
1992                196,856             119,450                  41,873
1993                208,557             132,158                  43,233
1994                232,137             143,149                  44,320
1995                240,047             153,672                  45,589
1996                310,345             206,941                  46,798
1997                346,783             261,046                  48,218
1998                475,003             352,382                  48,912
1999                575,089             421,935                  49,698
2000                703,358             471,431                  51,299
2001                724,638             432,799                  53,112
2002                673,327             391,654                  53,716
2003                567,618             302,860                  55,317
2004                777,420             419,452                  56,254
2005                808,037 (3)         448,688 (4)              57,946 (5)


$10,000 original investment





Year ended
February 28 or 29                           1968#         1969         1970         1971         1972          1973         1974

Total value
Dividends reinvested                            --          $75          190          200          244           228          196
Value at fiscal year-end(1)               $10,056       12,212       11,835       12,643       14,902        13,978       11,037
AMCAP total return                           0.6%         21.4        (3.1)          6.8         17.9         (6.2)       (21.0)

Year ended
February 28 or 29                            1975         1976         1977         1978         1979          1980         1981

Total value
Dividends reinvested                          294          328          208          263          335           438          724
Value at fiscal year-end(1)                 9,903       13,883       14,173       16,612       22,738        35,541       40,548
AMCAP total return                         (10.3)         40.2          2.1         17.2         36.9          47.5         20.9

Year ended
February 28 or 29                            1982         1983         1984         1985         1986          1987         1988

Total value
Dividends reinvested                        2,594        1,231        1,591        1,944        1,548         1,629        3,017
Value at fiscal year-end(1)                42,643       61,456       62,128       72,165       88,738       115,664      112,037
AMCAP total return                            5.2         44.1          1.1         16.2         23.0          30.3        (3.1)

Year ended
February 28 or 29                            1989         1990         1991         1992         1993          1994         1995

Total value
Dividends reinvested                        3,167        3,159        3,293        2,156        2,253         1,918        2,400
Value at fiscal year-end(1)               122,827      140,027      163,492      196,856      208,557       232,137      240,047
AMCAP total return                            9.6         14.0         16.8         20.4          5.9          11.3          3.4

Year ended
February 28 or 29                            1996         1997         1998         1999         2000          2001         2002

Total value
Dividends reinvested                        3,363        2,643        2,464        3,727        3,329         4,106        3,693
Value at fiscal year-end(1)               310,345      346,783      475,003      575,089      703,358       724,638      673,327
AMCAP total return                           29.3         11.7         37.0         21.1         22.3           3.0        (7.1)

Year ended
February 28 or 29                            2003         2004         2005

Total value
Dividends reinvested                        1,077          142        1,955
Value at fiscal year-end(1)               567,618      777,420      808,037
AMCAP total return                         (15.7)         37.0          3.9

Average
annual total
return for
37-3/4 years
12.3%(3)



[end mountain chart]

# For the period May 1, 1967 (when the fund began operations), through February 29, 1968.

(1) As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

(2)  The maximum initial sales charge was 8.5% prior to July 1, 1988.

(3) Includes reinvested dividends of $62,122 and reinvested capital gain distributions of $500,006.

(4)  The S&P 500 cannot be invested in directly.

(5) Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

The indexes are unmanaged and do not reflect sales charges, commissions or expenses.

Past results are not predictive of future results. The results shown are before taxes on fund distributions and sale of fund shares.




[photo - child shoveling sand at beach shoreline]

[photo - child's shovel inside bucket on the sand by a striped beach towel]

[photo - young girl at the beach holding out a seashell]


UNCOVERING A COMPANY'S NATURAL GROWTH POTENTIAL

Intensive research to discover companies with long-term growth potential is the key to the success of AMCAP Fund. But finding these quality companies at a reasonable price is hard work. "For us, it all boils down to understanding the essence of a company's potential -- how it grew in the past and how it can continue to grow in the future," says Claudia Huntington, president of AMCAP Fund. AMCAP invests in companies that have a record of growth, a sustainable competitive edge, good management and solid prospects for the future.


[photo - close up of seashell]

[Begin Sidebar]
It is highly important that you understand not only the science related to the products but the management processes as well.
-- Mike Shanahan
[End Sidebar]

[Begin Photo Caption]
Claudia Huntington
[photo - Claudia P. Huntington]
[End Photo Caption]

[Begin Photo Caption]
[photo - Michael Shanahan]
Michael Shanahan
[End Photo Caption]

WE SAT DOWN WITH SEVERAL DECISION-MAKERS FOR AMCAP -- portfolio counselors Claudia Huntington and Mike Shanahan and four research analysts -- to find out how research works within AMCAP's approach to investing. The analysts cover a wide range of industries, from health care to aerospace and defense companies. They vary from veterans who have been with American Funds for more than 20 years to more recent arrivals.

THE PORTFOLIO COUNSELORS. The majority of the fund is managed by AMCAP's five portfolio counselors who are generalists and invest broadly. Each is allocated a portion of AMCAP's portfolio in which to invest. A sixth portion is managed by the 22 research analysts who not only recommend investments to the portfolio counselors but also make investment decisions for the fund. In addition, an investment committee makes sure that all investments fit into the fund's mandate and that each individual's investment choices mesh with the fund's other holdings.

"It's worth remembering that AMCAP's approach of investing in growth companies is based on our fundamental understanding of the companies themselves," says Claudia. "A growth company tends to operate in a fast moving environment. At any given point, there is the potential for its stock price to go up sharply, but it also can fall quickly if there is a negative surprise. Knowledge of the company -- its management, its growth strategy, its competitors, its strengths and its weaknesses -- is key to knowing when a negative event (and a decline in the stock price) gives us an opportunity to invest. That same knowledge is also important in deciding how long, and at what level of valuation, we should stay invested in that company," says Claudia.

Growth businesses tend to have high rates of new product introduction, product obsolescence and new competition emerging as products change, says Mike Shanahan, chairman of AMCAP. "It is highly important that you understand not only the science related to the products but the management processes as well. A new concept can have a long growth life if it has the potential audience. You can get blindsided not only on the science part but also on the pricing and profitability. It is very research intensive."

[Begin Photo Caption]
[photo - Richard Beleson]
Richard Beleson
I attend medical conferences and meet with physicians who are using the new drugs to see how their patients are responding.
[End Photo Caption]

[photo - pharmacist filling prescription bottle with tablets]

THE RESEARCH ANALYSTS. The AMCAP research analysts are all looking for companies that have a history and potential future of above-average growth. Each research analyst specializes in a specific industry or group of related companies. "It takes a tremendous amount of work to talk not only to top management at companies but also to front-line managers to make sure they can execute the vision of the company leaders," says Mike.

Analysts also talk to competitors, suppliers, customers and end-users of the products or services the companies sell. "Many of the companies in AMCAP compete on a global scale," says Claudia. "We get excellent insight into these companies by understanding their global opportunities and risks. There is no good substitute for seeing the companies and competitors in person, whether they are in Shanghai, London or right here in Los Angeles." Analysts and portfolio counselors are part of the global investment network at Capital Research and Management Company, AMCAP's investment adviser, which has 100 investment analysts stationed in 11 research offices worldwide.

SEARCHING FOR HEALTH CARE BREAKTHROUGHS. Richard Beleson, a veteran health-care analyst, has a long history of covering pharmaceutical research and development and a wide range of contacts in companies, as well as academic and government-sponsored research institutions. "While there is a perception that the biotechnology industry is composed exclusively of smaller, research-oriented companies, several biotechnology companies have the type of revenue and earnings growth that is expected of companies in AMCAP," Rick says. "In fact, several first generation biotechnology companies have actually eclipsed traditional drug companies in their success in the worldwide pharmaceutical market."

Although the technologies evolve over time, the approach to researching promising growth companies in the pharmaceutical and biotechnology industries remains constant. Rick says, "I meet with the companies, find out what they are doing, and then talk to outside clinical investigators to see if we can validate what the companies are saying. I attend medical conferences and meet with physicians who are using the new drugs to see how their patients are responding. The more you know about the company based on external contacts, the better you can assess what the companies are saying and hopefully, make a better-informed decision."

[Begin Photo Caption]
[photo - Mark Casey]
Mark Casey
I'm looking for businesses with moats around them --in other words, anything that makes it difficult for competitors to enter that industry.
[End Photo Caption]

[photo - person holding a credit card above a laptop computer]

LOOKING FOR COMPANIES WITH MOATS AROUND THEM. Mark Casey, who covers Internet service and media companies, worked in market research and software before he joined Capital Research almost five years ago. "For AMCAP, I'm looking for Internet service companies that have good businesses and will be able to fight off the competition. I'm looking for businesses with moats around them --in other words, anything that makes it difficult for competitors to enter that industry or type of business -- and reasons to believe that their profit margins and pricing are sustainable."

In the highly competitive Internet services business, Mark places great importance on testing Internet services himself and then talking to consumers to find out how they use the products. "The great thing about Internet companies is that you can research them thoroughly without leaving your desk," he says. For example, Mark may go to Yahoo! and click on every link on the company's home page to gain a better understanding of the business behind it. When he researched eBay, he bought and sold a number of items, including the purchase of a car from a Texas dealer, just to learn more about how the company operates. After talking to dozens of consumers who used eBay, he concluded that it could also be used for practical products -- not just collectibles. This finding led Mark to the conclusion that eBay had a larger potential market than many thought at the time.

A big challenge is deciding what specific questions to research, he says. "There are a hundred things to research about any company, but only two or three will really matter. For Internet companies, there is a convincing argument that Internet advertising and commerce will grow at strong rates for a long period of time. So who will survive? I focus on the ones that can defend themselves against competitors."

For media companies, the issue is different. "There is no reason to assume that all these companies will grow at high rates into the future," says Mark. "The question is which management teams will be skilled users of cash flow; some may grow internally, and some may buy other companies to grow that way."

[Begin Sidebar]
Analysts and portfolio counselors are part of the global investment network at Capital Research and Management, AMCAP's investment adviser, which has 100 analysts stationed in 11 research offices worldwide.
[End Sidebar]

[photo - personal digital assistant]

GAINING INSIGHTS FROM FINANCIAL ANALYSIS AND MANAGEMENT INTERVIEWS. Beth Shapiro covers U.S. banks and has a background in mergers and acquisitions, retail and technology prior to joining Capital Research a year ago. She spent most of her first year on the road meeting bank executives and analyzing financial statements. "A high-quality management team and a fortress balance sheet are the main attributes I seek in a bank investment," she says. "A bank's relationship with its clients is confidential and the information that outsiders have is limited. We can't predict where the economy or interest rates will be in the next three to five years. The best approach I can take is to understand which management team will act as the best steward of shareholder value."

[Begin Photo Caption]
Beth Shapiro
[photo - Beth Shapiro]
A high-quality management team and a fortress balance sheet are the main attributes I seek in a bank investment.
[End Photo Caption]


[photo - pen attached to counter with customer and bank teller in the background]


[Begin Sidebar]
The two-way nature of the dialogue is very much a part of our culture and is important to the quality of the discussion.
-- Claudia Huntington
[End Sidebar]

One of the ways she does this is to visit bank branch offices to determine if what the chief executive officer says is happening on the retail level is actually what the customer experiences. "I look for consistency and service quality among branches across the country to figure out if top management's strategic plans are being implemented at the local level. I also seek out local market inefficiencies that could potentially be resolved through consolidation."

Beth also pays attention to global competition and uses a cluster group of bank analysts stationed around the world to delve into such issues as potential cross-border mergers and acquisitions between U.S. and European banks.

CHECKING ON THE GLOBAL AIRCRAFT MARKET. Justin Toner, who previously worked as an analyst at a large pension-consulting firm, follows aerospace/defense companies as well as auto companies and auto parts suppliers. Like all the analysts in this article, he does a significant amount of research on the global marketplace for his companies' products and services. He has been at Capital Research for three years.

Justin meets regularly with company executives but also spends time with their suppliers and customers. "I talk to the fleet planners of Asian, European, and U.S. airlines to better understand airline traffic trends. This gives me a better idea of what their aircraft order needs will be over the next few years," he says. "The aerospace companies I cover sell both aircraft and aircraft parts globally."

He also monitors what is happening on automobile factory floors. Last November, he spent several days touring automobile manufacturing plants. "I went to the production line, looked at the machinery and tooling, and watched the manufacturing robots weld various car models on the same production line. This is what auto manufacturers call `flexibility.' I wanted to see which companies are the most efficient operators." Justin also looked for how much inventory was stacked up around the plant. "You don't want to see high levels of inventory because inventory is expensive to carry."

[Begin Photo Caption]
Justin Toner
[photo - Justin Toner]
I went to the production line, looked at the machinery and tooling, and watched the manufacturing robots weld various car models on the same production line. I wanted to see which companies are the most efficient operators.
[End Photo Caption]


[photo - airplanes being manufactured]


COOPERATION AND CONSULTATION.

The dialogue between research analysts and portfolio counselors is continuous, says Mike Shanahan. "All of us are focused on new developments that have the possibility of long-term impact. We are attuned to the processes that create new companies, products and services. It is a joint effort to discover areas where long-term growth can occur and to get as many viewpoints as possible. And you have to be as careful with your successes as you are with your failures."

Claudia Huntington says the dialogue is a mixture of cooperation and consultation. "The interaction between analysts and portfolio counselors is healthy. It's not just a one-way street. The two-way nature of the dialogue is very much a part of our culture and is important to the quality of the discussion."

Complicated and time consuming as the process may be, it has brought many benefits to AMCAP's shareholders over the fund's 38-year lifetime.

[Begin Sidebar]
All of us are focused on new developments that have the possibility of long-term impact.

We are attuned to the processes that create new companies, products and services.
-- Mike Shanahan
[End Sidebar]

                                [Begin Sidebar]
                          AMCAP'S WEALTH OF EXPERIENCE

AMCAP Fund currently has five portfolio counselors who bring together 121 years of investment experience to managing your investment. Here are the specific years of experience* for these primary decision-makers for the fund:

                                                 YEARS OF
                                                INVESTMENT
PORTFOLIO COUNSELOR                             EXPERIENCE*

R. Michael Shanahan                                 40
Claudia P. Huntington                               32
Timothy D. Armour                                   22
Brady Enright                                       14
C. Ross Sappenfield                                 13

*As of May 1, 2005.


[photo - two hands holding seashell up against sun setting over water]


SUMMARY INVESTMENT PORTFOLIO, February 28, 2005


The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund's principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
                                                              (percent
                                                               of net
LARGEST INDUSTRY SECTOR HOLDINGS                               assets)

Consumer discretionary                                          20.93 %
Health care                                                     15.69
Information technology                                          13.40
Financials                                                       8.35
Industrials                                                      6.93
Other industries                                                15.82
Cash & equivalents                                              18.88

[end pie chart]




                                                                                                       Shares     Market   Percent
                                                                                                                  value    of net
Common stocks  - 81.12%                                                                                           (000)    assets

Consumer discretionary  - 20.93%

Lowe's Companies, Inc.                                                                                7,100,000   $417,338    2.24%
  Among America's largest do-it-yourself home improvement retailers.
Target Corp.                                                                                          5,475,000    278,240    1.49
  Operates Target, the second largest chain of discount stores in the U.S.
Best Buy Co., Inc.                                                                                    4,925,000    266,049    1.43
  This leading consumer electronics retailer also sells home office products, entertainment software and appliances.
Time Warner Inc.  (1)                                                                                11,647,500    200,686    1.08
  This media and communications conglomerate combines Internet services with film,
  TV, cable and publishing.
Liberty Media Corp., Class A  (1)                                                                    18,200,000    184,548     .99
  Owns interests in a broad range of electronic retailing, media, communications and entertainment businesses, including QVC, Discovery and News Corp.
Carnival Corp., units                                                                                 3,335,200    181,368     .98
  The world's largest cruise company. Its brands include Carnival Cruises, Princess
  Cruises and Holland America.
Harley-Davidson Motor Co.                                                                             2,871,900    177,713     .96
  The world's leading producer of heavyweight motorcycles.
Kohl's Corp.  (1)                                                                                     3,625,000    173,529     .93
  A top retailer of moderately priced clothing, accessories and housewares.
Outback Steakhouse, Inc.                                                                              3,710,000    166,616     .89
  Among the largest operators of casual-dining restaurants.
IAC/InterActiveCorp  (1)                                                                              7,270,000    163,575     .88
  Its businesses include electronic retailing (HSN), travel services (Expedia and
  Hotels.com) and ticket sales (Ticketmaster).
Johnson Controls, Inc.                                                                                2,690,000    158,979     .85
  A leader in manufacturing interior components and electronics, as well as in building control services.
Ross Stores, Inc.                                                                                     5,175,000    144,900     .78
  Sells apparel and household goods through its chain of discount stores.
Other securities                                                                                                 1,383,481    7.43

                                                                                                                 3,897,022   20.93

Health care  - 15.69%

WellPoint, Inc.  (1)                                                                                  2,911,900    355,427    1.91
  One of the nation's largest managed care providers, with Blue Cross Blue Shield licenses in 13 states.
Express Scripts, Inc.  (1)                                                                            2,900,000    218,341    1.17
  Operates a network of pharmacies and mail-order prescription services. Its customers include HMOs, health insurers and union benefits plans.
Medtronic, Inc.                                                                                       3,920,000    204,310    1.10
  A leading producer of medical devices, including pacemakers and implantable defibrillators.
HCA Inc.                                                                                              4,305,000    203,239    1.09
  One of the largest hospital chains in the U.S. Also operates medical facilities in the U.K. and Switzerland.
Medco Health Solutions, Inc.  (1)                                                                     4,375,000    194,338    1.04
  Manages pharmacy benefits for clients including unions, corporations and HMOs.
Forest Laboratories, Inc.  (1)                                                                        4,025,000    171,867     .92
  Licenses and markets drugs to treat psychiatric disorders, neurologic diseases, and heart disease.
Eli Lilly and Co.                                                                                     2,840,000    159,040     .86
  A global pharmaceutical company that sells drugs to treat mental disease, diabetes, cancer, osteoporosis and infectious diseases.
Guidant Corp.                                                                                         1,960,000    143,844     .77
  One of the world's leading producers of medical devices for the treatment of heart disease.
Biogen Idec Inc.  (1)                                                                                 3,372,500    130,347     .70
  A leader in developing therapies to treat multiple sclerosis and cancer.
Other securities                                                                                                 1,141,089    6.13

                                                                                                                 2,921,842   15.69

Information technology  - 13.40%

First Data Corp.                                                                                      6,919,825    283,851    1.53
  Provides credit card transactions, operates an extensive ATM network and offers money transfers through its Western Union unit.
Microsoft Corp.                                                                                       7,820,000    196,908    1.06
  A world leader in software and Internet technologies. Its products include the
  Windows operating system and Office software.
Cisco Systems, Inc.  (1)                                                                              9,829,300    171,226     .92
  The leading maker of equipment used in Internet networking.
Applied Materials, Inc.  (1)                                                                          8,450,000    147,875     .79
  The leading diversified supplier of manufacturing equipment to the global semiconductor industry.
Other securities                                                                                                 1,694,276    9.10

                                                                                                                 2,494,136   13.40

Financials  - 8.35%

Fannie Mae                                                                                            5,715,000    334,099    1.80
  This federally sponsored company purchases mortgage loans and issues mortgage-
  backed securities.
American International Group, Inc.                                                                    4,615,000    308,282    1.66
  A world leader in providing insurance and other financial services to corporations and individuals.
Capital One Financial Corp.                                                                           3,401,200    260,804    1.40
  One of the largest U.S. credit card issuers.
Freddie Mac                                                                                           2,300,000    142,600     .77
  A federally chartered corporation that buys conventional mortgages and issues mortgage-backed securities.
Wells Fargo & Co.                                                                                     2,020,000    119,948     .64
  One of the largest banks in the U.S. and a leader in online banking.
Other securities                                                                                                   388,072    2.08

                                                                                                                 1,553,805    8.35

Industrials  - 6.93%

Precision Castparts Corp.                                                                             2,620,000    197,181    1.06
  Manufactures jet engine parts, valves and industrial tools.
Robert Half International Inc.                                                                        6,500,000    189,605    1.02
  One of the world's largest providers of professional staffing services.
United Parcel Service, Inc., Class B                                                                  2,100,000    162,729     .87
  The world's largest package delivery company and express carrier.
General Dynamics Corp.                                                                                1,540,000    162,239     .87
  This major defense contractor manufactures warships, submarines and information systems.
Southwest Airlines Co.                                                                                9,765,000    135,246     .73
  The leader in low fares, short hauls and high-frequency flights.
General Electric Co.                                                                                  3,750,000    132,000     .71
  One of the world's top makers of power turbines, aircraft engines and medical imaging equipment. Operates finance businesses and NBC Universal, the entertainment conglomerate, and makes consumer appliances, lighting and industrial equipment.
Other securities                                                                                                   311,896    1.67

                                                                                                                 1,290,896    6.93

Consumer staples  - 5.50%

Avon Products, Inc.                                                                                   4,080,000    174,502     .94
  In addition to distribution through direct sales, Avon sells its cosmetics via catalog, mall kiosks and the Internet.
Altria Group, Inc.                                                                                    2,500,000    164,125     .88
  The largest tobacco company in the world.  The group also controls Kraft Foods, and owns a large interest in the global brewer SABMiller.
PepsiCo, Inc.                                                                                         2,715,000    146,230     .78
  A global soft drink and snack foods company.
Wal-Mart Stores, Inc.                                                                                 1,000,000     51,610     .28
  The world's largest retailer.
Other securities                                                                                                   488,146    2.62

                                                                                                                 1,024,613    5.50

Energy  - 5.35%

Devon Energy Corp.                                                                                    5,970,000    279,336    1.50
  A major independent producer of oil and natural gas.
Smith International, Inc.  (1)                                                                        2,715,000    174,466     .94
  Makes drilling equipment used by oil and gas producers.
Apache Corp.                                                                                          2,150,000    135,192     .73
  An independent oil and gas exploration and development company with onshore and offshore operations worldwide.
Other securities                                                                                                   406,551    2.18

                                                                                                                   995,545    5.35

Telecommunication services  - 1.23%

Telephone and Data Systems, Inc.                                                                      1,575,000    137,812     .74
  Provides wireless and local telephone services in the U.S.
Other securities                                                                                                    90,492     .49

                                                                                                                   228,304    1.23


Other - 1.14%                                                                                                      212,360    1.14



Miscellaneous  -  2.60%

Other common stocks in initial period of acquisition                                                               483,858    2.60


Total common stocks (cost: $11,916,060,000)                                                                     15,102,381   81.12



                                                                                                     Principal    Market   Percent
                                                                                                       amount     value    of net
Short-term securities  - 19.06%                                                                        (000)      (000)    assets


Federal Home Loan Bank 2.32%-2.525% due 3/4-4/15/2005                                                   214,900    214,519    1.15

U.S. Treasury Bills 2.123%-2.275% due 3/10-4/7/2005                                                     182,800    182,559     .98

Coca-Cola Co. 2.45%-2.55% due 3/21-4/14/2005                                                            164,300    163,897     .88

Wal-Mart Stores Inc. 2.41%-2.50% due 3/8-4/12/2005 (2)                                                  150,500    150,225     .81

Variable Funding Capital Corp. 2.52%-2.66% due 3/4-4/21/2005 (2)                                        150,000    149,657     .80

Bank of America Corp. 2.51%-2.61% due 4/6-4/11/2005                                                     150,000    149,576     .80

DuPont (E.I.) de Nemours & Co. 2.30%-2.52% due 3/3-3/30/2005                                            147,107    146,921     .79

Clipper Receivables Co., LLC 2.51%-2.53% due 3/9-3/30/2005 (2)                                          145,000    144,820     .78

Preferred Receivables Funding Corp. 2.48%-2.56% due 3/16-3/28/2005 (2)                                   90,000     89,865

J.P. Morgan Chase & Co. 2.45% due 3/11/2005                                                              50,000     49,963     .75

Wells Fargo & Co. 2.45%-2.50% due 3/1-3/15/2005                                                         120,000    120,000     .65

Freddie Mac 2.38%-2.45% due 3/14-3/22/2005                                                              109,050    108,922     .59

Edison Asset Securitization LLC 2.45% due 3/18-3/23/2005 (2)                                             61,180     61,093

General Electric Capital Services, Inc. 2.40% due 3/8/2005                                               20,800     20,789     .44

Fannie Mae 2.42% due 3/22/2005                                                                           50,000     49,933     .27

First Data Corp. 2.49% due 3/3/2005                                                                      25,000     24,995     .13

Medtronic Inc. 2.44% due 3/10/2005 (2)                                                                   20,000     19,986     .11

Harley-Davidson Funding Corp. 2.55% due 4/7/2005 (2)                                                     11,650     11,619     .06

Other securities                                                                                                 1,687,612    9.07


Total short-term securities (cost: $3,546,891,000)                                                               3,546,951   19.06


Total investment securities (cost: $15,462,951,000)                                                             18,649,332  100.18
Other assets less liabilities                                                                                      (33,076)  (0.18)
Net assets                                                                                                      $18,616,256 100.00%


 "Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed. "Other securities" includes all issues that are not required to be disclosed in the summary investment portfolio.


INVESTMENTS IN AFFILIATES

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. Some of the fund's affiliated holdings listed below are also among the fund's largest holdings and are shown in the preceding summary investment portfolio. The market value of the affiliated companies which are not among the fund's largest holdings is included in "Other securities" under their respective industry sectors. Further details on these holdings and related transactions during the year ended February 28, 2005, appear below.



                                                                                                     Dividend            Market
Company                            Beginning        Purchases         Sales         Ending            income             value
                                     shares                                         shares            (000)              (000)

Outback Steakhouse                   1,005,400       2,704,600              -       3,710,000          $ 1,590         $ 166,616
Medicis Pharmaceutical               2,500,000       1,200,000         75,000       3,625,000              293           125,208
Power Integrations                     109,600       1,740,400              -       1,850,000                -            39,294
Cambrex (3)                          1,300,000               -              -       1,300,000              156                 -

                                                                                                        $2,039          $331,118



(1)  Security did not produce income during the last 12 months.

(2) Restricted security that can be resold only to institutional investors. In practice, these securities are typically as liquid as unrestricted securities in the portfolio. The total value of all such restricted securities, including those included in "Other securities" in the summary investment portfolio, was $1,662,062,000, which represented 8.93% of the net assets of the fund.

(3)  Unaffiliated issuer at 2/28/2005.


See Notes to Financial Statements




FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
at February 28, 2005                                                     (dollars and shares in thousands, except per-share amounts)

ASSETS:
 Investment securities at market:
  Unaffiliated issuers (cost: $15,172,310)                                                $18,318,214
  Affiliated issuers (cost: $290,641)                                                         331,118              $18,649,332
 Cash                                                                                                                       93
 Receivables for:
  Sales of fund's shares                                                                       63,206
  Dividends and interest                                                                       11,726                   74,932
                                                                                                                    18,724,357
LIABILITIES:
 Payables for:
  Purchases of investments                                                                     70,878
  Repurchases of fund's shares                                                                 19,470
  Investment advisory services                                                                  4,427
  Services provided by affiliates                                                              11,977
  Deferred Directors' compensation                                                              1,274
  Other fees and expenses                                                                          75                  108,101
NET ASSETS AT FEBRUARY 28, 2005                                                                                    $18,616,256

NET ASSETS CONSIST OF:
 Capital paid in on shares of capital stock                                                                        $15,192,598
 Distributions in excess of net investment income                                                                       (1,274)
 Undistributed net realized gain                                                                                       238,551
 Net unrealized appreciation                                                                                         3,186,381
NET ASSETS AT FEBRUARY 28, 2005                                                                                    $18,616,256




TOTAL AUTHORIZED CAPITAL STOCK - 2,000,000 SHARES, $1.00 PAR VALUE (1,038,488 TOTAL SHARES OUTSTANDING)

                                                                  Net assets       Shares outstanding   Net asset value per share(1)

Class A                                                           $13,349,583             740,954                  $18.02
Class B                                                               984,127              56,294                  17.48
Class C                                                             1,262,346              72,583                  17.39
Class F                                                             1,512,752              84,303                  17.94
Class 529-A                                                           224,211              12,463                  17.99
Class 529-B                                                            56,021               3,187                  17.58
Class 529-C                                                            76,277               4,336                  17.59
Class 529-E                                                            13,583                 761                  17.85
Class 529-F                                                             5,732                 319                  17.99
Class R-1                                                              23,489               1,328                  17.69
Class R-2                                                             245,170              13,881                  17.66
Class R-3                                                             421,517              23,606                  17.86
Class R-4                                                             167,797               9,329                  17.99
Class R-5                                                             273,651              15,144                  18.07

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $19.12 and $19.09, respectively.

See Notes to Financial Statements


STATEMENT OF OPERATIONS for the year ended February 28, 2005

INVESTMENT INCOME:
 Income:                                                                                                      (dollars in thousands)
  Dividends (also includes $2,039 from affiliates)                                       $123,213
  Interest                                                                                 47,978                 $171,191

 Fees and expenses:
  Investment advisory services                                                             53,852
  Distribution services                                                                    54,040
  Transfer agent services                                                                  14,255
  Administrative services                                                                   6,854
  Reports to shareholders                                                                     431
  Registration statement and prospectus                                                     1,091
  Postage, stationery and supplies                                                          1,791
  Directors' compensation                                                                     312
  Auditing and legal                                                                          182
  Custodian                                                                                   111
  State and local taxes                                                                       124
  Other                                                                                       127
  Total expenses before reimbursement/waiver                                              133,170
   Reimbursement/waiver of expenses                                                         1,806                  131,364
 Net investment income                                                                                              39,827

NET REALIZED GAIN AND UNREALIZED APPRECIATION ON INVESTMENTS:
 Net realized gain on investments (includes $1,099 net gain from affiliates)                                       442,289
 Net unrealized appreciation on investments                                                                        212,227
  Net realized gain and unrealized appreciation on investments                                                     654,516
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                              $694,343



See Notes to Financial Statements





STATEMENT OF CHANGES IN NET ASSETS                                                                            (dollars in thousands)

                                                                                        Year ended                Year ended
                                                                                       February 28,              February 29,
                                                                                           2005                      2004
OPERATIONS:
 Net investment income                                                                    $39,827                   $2,194
 Net realized gain on investments                                                         442,289                  106,725
 Net unrealized appreciation on investments                                               212,227                3,125,418
  Net increase in net assets
   resulting from operations                                                              694,343                3,234,337

DIVIDENDS AND DISTRIBUTIONS PAID TO SHAREHOLDERS:
 Dividends from net investment income                                                     (34,346)                  (1,999)
 Distributions from net realized gain on investments                                     (123,204)                       -
  Total dividends and distributions paid to shareholders                                 (157,550)                  (1,999)

CAPITAL SHARE TRANSACTIONS                                                              3,686,135                3,484,267

TOTAL INCREASE IN NET ASSETS                                                            4,222,928                6,716,605

NET ASSETS:
 Beginning of year                                                                     14,393,328                7,676,723
 End of year (including distributions in excess of and undistributed
  net investment income: $(1,274) and $1,418, respectively)                           $18,616,256              $14,393,328


See Notes to Financial Statements




NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - AMCAP Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing in U.S. companies with a record of superior growth.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica(R) savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:


SHARE CLASS                   INITIAL SALES CHARGE       CONTINGENT DEFERRED SALES        CONVERSION FEATURE
                                                           CHARGE UPON REDEMPTION

Classes A and 529-A            Up to 5.75%                  None (except 1% for                 None
                                                            certain redemptions
                                                            within one year of
                                                            purchase without an
                                                            initial sales charge)

Classes B and 529-B              None                       Declines from 5% to zero            Classes B and 529-B convert to
                                                            for redemptions within              classes A and 529-A,
                                                            six years of purchase               respectively, after eight years

Class C                          None                       1% for redemptions within           Class C converts to Class F
                                                            one year of purchase                after 10 years

Class 529-C                      None                       1% for redemptions within           None
                                                            one year of purchase

Class 529-E                      None                       None                                None

Classes F and 529-F              None                       None                                None

Classes R-1, R-2, R-3,           None                       None                                None
R-4 and R-5


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

CollegeAmerica is a registered trademark of the Virginia College Savings Plan.
(SM)

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

         SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities purchased with greater than 60 days to maturity with 60 days or less remaining to maturity is determined based on the market value on the 61st day. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the fund's Board of Directors. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions.

CollegeAmerica is a registered trademark of the Virginia College Savings
Plan./sm/

         SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

         CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

         DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. As of February 28, 2005, the cost of investment securities for federal income tax purposes was $15,464,513,000.

As of February 28, 2005, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed long-term capital gains                                  $240,114

Gross unrealized appreciation on investment securities                3,563,937

Gross unrealized depreciation on investment securities                 (379,118)

Net unrealized appreciation on investment securities                   3,184,819


At the beginning of the period, the fund had a capital loss carryforward of $67,938,000 expiring in 2011. The capital loss carryforward was utilized to offset capital gains realized during the current year. During the year ended February 28, 2005, the fund realized, on a tax basis, a net capital gain of $442,112,000, which was offset by capital losses of $10,856,000 that were realized during the period November 1, 2003 through February 29, 2004.

During the year ended February 28, 2005, the fund reclassified $8,173,000 from undistributed net investment income to other paid in capital to align financial reporting with tax reporting.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):



                                                                  YEAR ENDED FEBRUARY 28, 2005

                                                                              LONG-TERM                     TOTAL
Share class                                    ORDINARY INCOME              CAPITAL GAINS             DISTRIBUTIONS PAID
Class A                                            $ 31,410                   $ 89,230                    $ 120,640
Class B                                                   -                      6,795                        6,795
Class C                                                   -                      8,483                        8,483
Class F                                               1,614                      9,563                       11,177
Class 529-A                                             199                      1,359                        1,558
Class 529-B                                               -                        367                          367
Class 529-C                                               -                        486                          486
Class 529-E                                               -                         84                           84
Class 529-F                                               -                         34                           34
Class R-1                                                 -                        140                          140
Class R-2                                                 -                      1,515                        1,515
Class R-3                                                 -                      2,532                        2,532
Class R-4                                                58                        963                        1,021
Class R-5                                             1,065                      1,653                        2,718
Total                                              $ 34,346                  $ 123,204                    $ 157,550


                                                                   YEAR ENDED FEBRUARY 29, 2004

                                                                                LONG-TERM                     TOTAL
Share class                               ORDINARY INCOME                     CAPITAL GAINS            DISTRIBUTIONS PAID
Class A                                             $ 1,750                        $ -                      $ 1,750
Class B                                                   -                          -                            -
Class C                                                   -                          -                            -
Class F                                                 149                          -                          149
Class 529-A                                              27                          -                           27
Class 529-B                                               -                          -                            -
Class 529-C                                               -                          -                            -
Class 529-E                                               -                          -                            -
Class 529-F                                               -(*)                       -                            -(*)
Class R-1                                                 2                          -                            2
Class R-2                                                 1                          -                            1
Class R-3                                                13                          -                           13
Class R-4                                                17                          -                           17
Class R-5                                                40                          -                           40
Total                                               $ 1,999                        $ -                      $ 1,999

(*) Amount less than one thousand.



3. FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.485% on the first $1 billion of daily net assets and decreasing to 0.295% on such assets in excess of $21 billion. During the year ended February 28, 2005, CRMC reduced investment advisory services fees by $1,419,000. As a result, the fee shown on the accompanying financial statements of $53,852,000, which was equivalent to an annualized rate of 0.331%, was reduced to $52,433,000, or 0.322% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

         DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted on the following page. In some cases, the Board of Directors has approved expense amounts lower than plan limits. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

         For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of February 28, 2005, there were no unreimbursed expenses subject to reimbursement for classes A or 529-A.



         SHARE CLASS                                       CURRENTLY APPROVED LIMITS            PLAN LIMITS

         Class A                                                      0.25%                         0.25%

         Class 529-A                                                  0.25                          0.50

         Classes B and 529-B                                          1.00                          1.00

         Classes C, 529-C and R-1                                     1.00                          1.00

         Class R-2                                                    0.75                          1.00

         Classes 529-E and R-3                                        0.50                          0.75

         Classes F, 529-F and R-4                                     0.25                          0.50


         TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

         ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and
         B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the year ended February 28, 2005, CRMC agreed to pay a portion of these fees for classes R-1 and R-2. For the year ended February 28, 2005, the total fees paid by CRMC were $3,000 and $384,000 for Class R-1 and Class R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

         Expenses under the agreements described above for the year ended February 28, 2005, were as follows (dollars in thousands):



           SHARE CLASS    DISTRIBUTION    TRANSFER AGENT                     ADMINISTRATIVE SERVICES
                            SERVICES         SERVICES

                                                                     CRMC              TRANSFER AGENT         COMMONWEALTH OF
                                                                ADMINISTRATIVE           SERVICES                VIRGINIA
                                                                   SERVICES                                   ADMINISTRATIVE
                                                                                                                 SERVICES

             Class A         $27,143          $13,228           Not applicable        Not applicable          Not applicable

             Class B          8,678            1,027            Not applicable        Not applicable          Not applicable

             Class C         10,533          Included               $1,580                 $290               Not applicable
                                                in
                                          administrative
                                             services

             Class F          3,035          Included                1,821                  143               Not applicable
                                                in
                                          administrative
                                             services

           Class 529-A         248           Included                 255                    30                     $170
                                                in
                                          administrative
                                             services

           Class 529-B         459           Included                  69                    25                       46
                                                in
                                          administrative
                                             services

           Class 529-C         601           Included                  90                    26                       60
                                                in
                                          administrative
                                             services

           Class 529-E         53            Included                  16                     2                       11
                                                in
                                          administrative
                                             services

           Class 529-F         11            Included                   7                     1                        4
                                                in
                                          administrative
                                             services

            Class R-1          168           Included                 25                     12                Not applicable
                                                in
                                          administrative
                                             services

            Class R-2         1,372          Included                274                    872                Not applicable
                                                in
                                          administrative
                                             services

            Class R-3         1,463          Included                439                    235                Not applicable
                                                in
                                          administrative
                                             services

            Class R-4          276           Included                166                      9                Not applicable
                                                in
                                          administrative
                                             services

            Class R-5    Not applicable      Included                173                      3                Not applicable
                                                in
                                          administrative
                                             services

              Total          $54,040          $14,255               $4,915               $1,648                     $291


DEFERRED DIRECTORS' COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' compensation of $312,000, shown on the accompanying financial statements, includes $216,000 in current fees (either paid in cash or deferred) and a net increase of $96,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

4. CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):




Share class                                              Sales(1)                  Reinvestments of dividends and distributions
                                                   Amount       Shares                          Amount    Shares
Year ended February 28, 2005
Class A                                            $3,202,015     183,922                    $ 114,988    6,388
Class B                                               287,369      17,026                        6,534      374
Class C                                               508,556      30,182                        8,086      464
Class F                                               685,307      39,475                       10,183      568
Class 529-A                                            96,472       5,534                        1,558       87
Class 529-B                                            18,906       1,111                          367       21
Class 529-C                                            31,213       1,828                          486       27
Class 529-E                                             5,359         309                           84        5
Class 529-F                                             2,679         153                           34        2
Class R-1                                              15,979         932                          140        8
Class R-2                                             142,782       8,330                        1,515       86
Class R-3                                             278,314      16,067                        2,528      141
Class R-4                                             128,491       7,381                        1,021       56
Class R-5                                             173,592       9,718                        2,694      149
Total net increase
   (decrease)                                      $5,577,034     321,968                    $ 150,218    8,376

Year ended February 29, 2004
Class A                                            $2,726,514     175,093                      $ 1,647      109
Class B                                               338,848      22,398                            -        -
Class C                                               490,789      32,153                            -        -
Class F                                               615,346      39,610                          136        9
Class 529-A                                            69,775       4,430                           27        2
Class 529-B                                            18,873       1,229                            -        -
Class 529-C                                            25,276       1,625                            -        -
Class 529-E                                             4,353         280                            -        -
Class 529-F                                             2,470         154                            -        -
Class R-1                                              11,054         723                            2    -*
Class R-2                                             103,559       6,678                            1    -*
Class R-3                                             164,901      10,441                           13    -*
Class R-4                                              56,417       3,704                           17        1
Class R-5                                              64,761       4,102                           40        3
Total net increase
   (decrease)                                      $4,692,936     302,620                      $ 1,883      124


Share class                                                Repurchases(1)                          Net increase
                                                      Amount        Shares                      Amount      Shares
Year ended February 28, 2005
Class A                                         $ (1,447,417)     (83,011)                  $1,869,586     107,299
Class B                                              (75,571)      (4,465)                     218,332      12,935
Class C                                             (135,629)      (8,029)                     381,013      22,617
Class F                                             (206,673)     (11,931)                     488,817      28,112
Class 529-A                                           (8,290)        (475)                      89,740       5,146
Class 529-B                                           (1,433)         (84)                      17,840       1,048
Class 529-C                                           (3,266)        (190)                      28,433       1,665
Class 529-E                                             (783)         (45)                       4,660         269
Class 529-F                                             (404)         (23)                       2,309         132
Class R-1                                             (4,964)        (292)                      11,155         648
Class R-2                                            (35,337)      (2,056)                     108,960       6,360
Class R-3                                            (60,046)      (3,468)                     220,796      12,740
Class R-4                                            (26,875)      (1,543)                     102,637       5,894
Class R-5                                            (34,429)      (1,964)                     141,857       7,903
Total net increase
   (decrease)                                   $ (2,041,117)    (117,576)                  $3,686,135     212,768

Year ended February 29, 2004
Class A                                           $ (941,332)     (61,174)                  $1,786,829     114,028
Class B                                              (41,976)      (2,801)                     296,872      19,597
Class C                                              (61,622)      (4,108)                     429,167      28,045
Class F                                              (95,136)      (6,141)                     520,346      33,478
Class 529-A                                           (3,082)        (195)                      66,720       4,237
Class 529-B                                             (822)         (52)                      18,051       1,177
Class 529-C                                           (1,447)         (92)                      23,829       1,533
Class 529-E                                             (152)         (10)                       4,201         270
Class 529-F                                              (72)          (4)                       2,398         150
Class R-1                                             (1,606)        (101)                       9,450         622
Class R-2                                            (16,479)      (1,084)                      87,081       5,594
Class R-3                                            (22,734)      (1,440)                     142,180       9,001
Class R-4                                             (8,358)        (522)                      48,076       3,183
Class R-5                                            (15,734)        (987)                      49,067       3,118
Total net increase
   (decrease)                                   $ (1,210,552)     (78,711)                  $3,484,267     224,033


(*)  Amount less than one thousand.

(1)  Includes exchanges between share classes of the fund.


5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $5,037,331,000 and $2,085,211,000, respectively, during the year ended February 28, 2005.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended February 28, 2005, the custodian fee of $111,000, shown on the accompanying financial statements, includes $17,000 that was offset by this reduction, rather than paid in cash.


FINANCIAL HIGHLIGHTS(1)



                                                                               Income (loss) from investment operations(2)
                                                                                                                  Net
                                                  Net asset                                     gains (losses)
                                                    value,                Net                   on securities          Total from
                                                  beginning           investment                (both realized         investment
                                                  of period          income (loss)             and unrealized)         operations
Class A:
 Year ended 2/28/2005                               $17.50               $.06                        $.63                 $.69
 Year ended 2/29/2004                                12.78                .02                        4.70                 4.72
 Year ended 2/28/2003                                15.29                .03                       (2.42)               (2.39)
 Year ended 2/28/2002                                17.24                .09                       (1.24)               (1.15)
 Year ended 2/28/2001                                19.00                .22                        .38                  .60
Class B:
 Year ended 2/28/2005                                17.07               (.07)                       .61                  .54
 Year ended 2/29/2004                                12.56               (.10)                       4.61                 4.51
 Year ended 2/28/2003                                15.12               (.07)                      (2.39)               (2.46)
 Year ended 2/28/2002                                17.14               (.04)                      (1.23)               (1.27)
 Period from 3/15/2000 to 2/28/2001                  19.06                .09                        .31                  .40
Class C:
 Year ended 2/28/2005                                16.99               (.08)                       .61                  .53
 Year ended 2/29/2004                                12.51               (.11)                       4.59                 4.48
 Year ended 2/28/2003                                15.07               (.07)                      (2.39)               (2.46)
 Period from 3/15/2001 to 2/28/2002                  16.50               (.07)                      (.59)                (.66)
Class F:
 Year ended 2/28/2005                                17.41                .06                        .62                  .68
 Year ended 2/29/2004                                12.73                .01                        4.67                 4.68
 Year ended 2/28/2003                                15.25                .03                       (2.41)               (2.38)
 Period from 3/16/2001 to 2/28/2002                  16.34                .05                       (.33)                (.28)
Class 529-A:
 Year ended 2/28/2005                                17.46                .06                        .62                  .68
 Year ended 2/29/2004                                12.76                .01                        4.70                 4.71
 Year ended 2/28/2003                                15.29                .04                       (2.43)               (2.39)
 Period from 2/15/2002 to 2/28/2002                  15.48                .01                       (.20)                (.19)
Class 529-B:
 Year ended 2/28/2005                                17.20               (.10)                       .61                  .51
 Year ended 2/29/2004                                12.68               (.13)                       4.65                 4.52
 Year ended 2/28/2003                                15.28               (.08)                      (2.42)               (2.50)
 Period from 2/19/2002 to 2/28/2002                  15.21                 - (5)                     .07                  .07
Class 529-C:
 Year ended 2/28/2005                                17.21               (.10)                       .61                  .51
 Year ended 2/29/2004                                12.68               (.13)                       4.66                 4.53
 Year ended 2/28/2003                                15.28               (.08)                      (2.42)               (2.50)
 Period from 2/19/2002 to 2/28/2002                  15.21                 - (5)                     .07                  .07
Class 529-E:
 Year ended 2/28/2005                                17.37               (.01)                       .62                  .61
 Year ended 2/29/2004                                12.73               (.05)                       4.69                 4.64
 Period from 3/7/2002 to 2/28/2003                   16.08               (.01)                      (3.22)               (3.23)
Class 529-F:
 Year ended 2/28/2005                                17.46                .04                        .62                  .66
 Year ended 2/29/2004                                12.78               (.01)                       4.69                 4.68
 Period from 9/17/2002 to 2/28/2003                  12.80                .01                          - (5)              .01
Class R-1:
 Year ended 2/28/2005                                17.28               (.08)                        .62                  .54
 Year ended 2/29/2004                                12.73               (.12)                       4.68                 4.56
 Period from 6/26/2002 to 2/28/2003                  13.96               (.04)                      (1.19)               (1.23)
Class R-2:
 Year ended 2/28/2005                                17.26               (.07)                       .60                  .53
 Year ended 2/29/2004                                12.71               (.11)                       4.66                 4.55
 Period from 5/21/2002 to 2/28/2003                  15.51               (.05)                      (2.63)               (2.68)
Class R-3:
 Year ended 2/28/2005                                17.37                 - (5)                     .62                  .62
 Year ended 2/29/2004                                12.75               (.05)                       4.67                 4.62
 Period from 6/4/2002 to 2/28/2003                   15.06               (.01)                      (2.17)               (2.18)
Class R-4:
 Year ended 2/28/2005                                17.45                .06                        .62                  .68
 Year ended 2/29/2004                                12.76                .01                        4.69                 4.70
 Period from 5/20/2002 to 2/28/2003                  15.67                .02                       (2.78)               (2.76)
Class R-5:
 Year ended 2/28/2005                                17.54                .11                        .63                  .74
 Year ended 2/29/2004                                12.78                .06                        4.71                 4.77
 Period from 5/15/2002 to 2/28/2003                  15.72                .06                       (2.85)               (2.79)




                                                           Dividends and distributions

                                                Dividends
                                                (from net       Distributions            Total            Net asset
                                                investment      (from capital        dividends and        value, end        Total
                                                 income)            gains)           distributions        of period      return (3)
Class A:
 Year ended 2/28/2005                             $(.04)            $(.13)               $(.17)             $18.02            3.94%
 Year ended 2/29/2004                                -(5)               -                    -(5)            17.50           36.96
 Year ended 2/28/2003                             (.02)              (.10)                (.12)              12.78          (15.70)
 Year ended 2/28/2002                             (.09)              (.71)                (.80)              15.29           (7.08)
 Year ended 2/28/2001                             (.10)             (2.26)               (2.36)              17.24            3.03
Class B:
 Year ended 2/28/2005                                -               (.13)                (.13)              17.48            3.13
 Year ended 2/29/2004                                -                  -                    -               17.07           35.91
 Year ended 2/28/2003                                -               (.10)                (.10)              12.56          (16.36)
 Year ended 2/28/2002                             (.04)              (.71)                (.75)              15.12           (7.82)
 Period from 3/15/2000 to 2/28/2001               (.06)             (2.26)               (2.32)              17.14            1.93
Class C:
 Year ended 2/28/2005                                -               (.13)                (.13)              17.39            3.09
 Year ended 2/29/2004                                -                  -                    -               16.99           35.81
 Year ended 2/28/2003                                -               (.10)                (.10)              12.51          (16.42)
 Period from 3/15/2001 to 2/28/2002               (.06)              (.71)                (.77)              15.07           (4.44)
Class F:
 Year ended 2/28/2005                             (.02)              (.13)                (.15)              17.94            3.88
 Year ended 2/29/2004                                -(5)               -                    -(5)            17.41           36.81
 Year ended 2/28/2003                             (.04)              (.10)                (.14)              12.73          (15.74)
 Period from 3/16/2001 to 2/28/2002               (.10)              (.71)                (.81)              15.25           (2.12)
Class 529-A:
 Year ended 2/28/2005                             (.02)              (.13)                (.15)              17.99            3.86
 Year ended 2/29/2004                             (.01)                 -                 (.01)              17.46           36.90
 Year ended 2/28/2003                             (.04)              (.10)                (.14)              12.76          (15.73)
 Period from 2/15/2002 to 2/28/2002                  -                  -                    -               15.29           (1.23)
Class 529-B:
 Year ended 2/28/2005                                -               (.13)                (.13)              17.58           2.94
 Year ended 2/29/2004                                -                  -                    -               17.20           35.65
 Year ended 2/28/2003                                -               (.10)                (.10)              12.68          (16.45)
 Period from 2/19/2002 to 2/28/2002                  -                  -                    -               15.28            .46
Class 529-C:
 Year ended 2/28/2005                                -               (.13)                (.13)              17.59           2.93
 Year ended 2/29/2004                                -                  -                    -               17.21           35.72
 Year ended 2/28/2003                                -               (.10)                (.10)              12.68          (16.45)
 Period from 2/19/2002 to 2/28/2002                  -                  -                    -               15.28            .46
Class 529-E:
 Year ended 2/28/2005                                -               (.13)                (.13)              17.85           3.48
 Year ended 2/29/2004                                -                  -                    -               17.37           36.45
 Period from 3/7/2002 to 2/28/2003                (.02)              (.10)                (.12)              12.73          (20.18)
Class 529-F:
 Year ended 2/28/2005                                -               (.13)                (.13)              17.99            3.75
 Year ended 2/29/2004                                -(5)               -                    -(5)            17.46           36.66
 Period from 9/17/2002 to 2/28/2003               (.03)                 -                 (.03)              12.78             .05
Class R-1:
 Year ended 2/28/2005                               $ -             $(.13)               $(.13)             $17.69            3.09%
 Year ended 2/29/2004                             (.01)                 -                 (.01)              17.28           35.81
 Period from 6/26/2002 to 2/28/2003                  -                  -                    -               12.73           (8.81)
Class R-2:
 Year ended 2/28/2005                                -               (.13)                (.13)              17.66            3.04
 Year ended 2/29/2004                                -5)                -                    -(5)            17.26           35.80
 Period from 5/21/2002 to 2/28/2003               (.02)              (.10)                (.12)              12.71          (17.37)
Class R-3:
 Year ended 2/28/2005                                -               (.13)                (.13)              17.86            3.54
 Year ended 2/29/2004                                -(5)               -                    -(5)            17.37           36.27
 Period from 6/4/2002 to 2/28/2003                (.03)              (.10)                (.13)              12.75          (14.58)
Class R-4:
 Year ended 2/28/2005                             (.01)              (.13)                (.14)              17.99            3.85
 Year ended 2/29/2004                             (.01)                 -                 (.01)              17.45           36.84
 Period from 5/20/2002 to 2/28/2003               (.05)              (.10)                (.15)              12.76          (17.74)
Class R-5:
 Year ended 2/28/2005                             (.08)              (.13)                (.21)              18.07            ,4.20
 Year ended 2/29/2004                             (.01)                 -                 (.01)              17.54           37.32
 Period from 5/15/2002 to 2/28/2003               (.05)              (.10)                (.15)              12.78          (17.83)





                                                                 Ratio of expenses        Ratio of expenses
                                                                   to average net           to average net            Ratio of
                                              Net assets,          assets before             assets after         net income (loss)
                                             end of period        reimbursements/           reimbursements/          to average
                                             (in millions)            waivers                   waivers(4)           net assets
Class A:
 Year ended 2/28/2005                          $13,350                  .69%                      .68%                   .36%
 Year ended 2/29/2004                           11,086                  .73                       .73                    .11
 Year ended 2/28/2003                            6,641                  .77                       .77                    .25
 Year ended 2/28/2002                            7,356                  .71                       .71                    .58
 Year ended 2/28/2001                            7,417                  .67                       .67                   1.18
Class B:
 Year ended 2/28/2005                             984                   1.48                     1.47                   (.41)
 Year ended 2/29/2004                             740                   1.50                     1.50                   (.66)
 Year ended 2/28/2003                             299                   1.55                     1.55                   (.52)
 Year ended 2/28/2002                             174                   1.49                     1.49                   (.27)
 Period from 3/15/2000 to 2/28/2001               41                    1.47(6)                  1.47(6)                 .50(6)
Class C:
 Year ended 2/28/2005                            1,262                  1.54                     1.53                   (.47)
 Year ended 2/29/2004                             849                   1.56                     1.56                   (.73)
 Year ended 2/28/2003                             274                   1.59                     1.59                   (.55)
 Period from 3/15/2001 to 2/28/2002               112                   1.61(6)                  1.61(6)                (.46)(6)
Class F:
 Year ended 2/28/2005                            1,513                  .76                       .75                    .31
 Year ended 2/29/2004                             978                   .78                       .78                    .05
 Year ended 2/28/2003                             289                   .82                       .82                    .22
 Period from 3/16/2001 to 2/28/2002               131                   .84(6)                    .84(6)                 .31(6)
Class 529-A:
 Year ended 2/28/2005                             224                   .77                       .76                    .31
 Year ended 2/29/2004                             128                   .77                       .77                    .06
 Year ended 2/28/2003                             39                    .78                       .78                    .28
 Period from 2/15/2002 to 2/28/2002                1                    .03                       .03                    .03
Class 529-B:
 Year ended 2/28/2005                             56                    1.66                     1.65                   (.59)
 Year ended 2/29/2004                             37                    1.68                     1.68                   (.85)
 Year ended 2/28/2003                             12                    1.71                     1.71                   (.65)
 Period from 2/19/2002 to 2/28/2002                -(7)                  .04                      .04                      -(8)
Class 529-C:
 Year ended 2/28/2005                             76                    1.65                     1.64                   (.58)
 Year ended 2/29/2004                             46                    1.67                     1.67                   (.84)
 Year ended 2/28/2003                             14                    1.69                     1.69                   (.63)
 Period from 2/19/2002 to 2/28/2002                -(7)                  .04                      .04                      -(8)
Class 529-E:
 Year ended 2/28/2005                             14                    1.13                     1.12                   (.05)
 Year ended 2/29/2004                              8                    1.14                     1.14                   (.31)
 Period from 3/7/2002 to 2/28/2003                 3                    1.16(6)                  1.16(6)                (.09)(6)
Class 529-F:
 Year ended 2/28/2005                              6                    .88                       .87                    .20
 Year ended 2/29/2004                              3                    .89                       .89                   (.07)
 Period from 9/17/2002 to 2/28/2003                -(7)                 .40                       .40                    .07
Class R-1:
 Year ended 2/28/2005                             $23                  1.57%                     1.54%                  (.47)%
 Year ended 2/29/2004                             12                    1.60                     1.57                   (.75)
 Period from 6/26/2002 to 2/28/2003                1                    3.01(6)                  1.58(6)                (.49)(6)
Class R-2:
 Year ended 2/28/2005                             245                   1.73                     1.51                   (.43)
 Year ended 2/29/2004                             130                   1.91                     1.53                   (.70)
 Period from 5/21/2002 to 2/28/2003               25                    2.21(6)                  1.54(6)                (.46)(6)
Class R-3:
 Year ended 2/28/2005                             421                   1.08                     1.07                    .01
 Year ended 2/29/2004                             189                   1.16                     1.15                   (.32)
 Period from 6/4/2002 to 2/28/2003                24                    1.29(6)                  1.16(6)                (.09)(6)
Class R-4:
 Year ended 2/28/2005                             168                   .76                       .75                    .35
 Year ended 2/29/2004                             60                    .78                       .78                    .05
 Period from 5/20/2002 to 2/28/2003                3                    .95(6)                    .81(6)                 .24(6)
Class R-5:
 Year ended 2/28/2005                             274                   .45                       .44                    .62
 Year ended 2/29/2004                             127                   .47                       .47                    .37
 Period from 5/15/2002 to 2/28/2003               53                    .48(6)                    .48(6)                 .58(6)



                                                                      Year ended February 28 or 29
                                                           2005        2004       2003       2002        2001

Portfolio turnover rate for all classes of shares          16%         17%        18%        25%         39%



(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.

(2)  Based on average shares outstanding.

(3) Total returns exclude all sales charges, including contingent deferred sales charges.

(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC. During the year ended 2/28/2005, CRMC reduced fees for investment advisory services for all share classes. In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.

(5)  Amount less than one cent.

(6)  Annualized.

(7)  Amount less than $1 million.

(8)  Amount less than .01 percent.


See Notes to Financial Statements




REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AMCAP Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of AMCAP Fund, Inc. (the "Fund"), including the summary investment portfolio, as of February 28, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AMCAP Fund, Inc. as of February 28, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Costa Mesa, CA
April 13, 2005


TAX INFORMATION (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund's fiscal year ending February 28, 2005.

During the fiscal year ended, the fund paid a long-term capital gain distribution of $123,204,000.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. The fund designates 100% of the dividends received as qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. The fund designates 100% of dividends received as qualified dividend income.

For state tax purposes, certain states may exempt from income taxation that portion of the income dividends paid by the fund that were derived from direct U.S. government obligations. The fund designates $1,554,000 as interest derived on direct U.S. government obligations.

INDIVIDUAL SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2006 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2005 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.




EXPENSE EXAMPLE (unaudited)

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2004 through February 28, 2005).

ACTUAL EXPENSES:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.50% to 3.00% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain shareholders, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.50% to 3.00% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



                                              Beginning         Ending      Expenses       Annualized
                                               account         account     paid during    expense ratio
                                                value           value      period(1)
                                               9/1/2004       2/28/2005


Class A -- actual return                      $1,000.00        1,088.52      $3.46           .67%
Class A -- assumed 5% return                   1,000.00        1,021.41       3.35           .67


Class B -- actual return                       1,000.00        1,084.04       7.52           1.46
Class B -- assumed 5% return                   1,000.00        1,017.51       7.28           1.46


Class C -- actual return                       1,000.00        1,083.83       7.83           1.52
Class C -- assumed 5% return                   1,000.00        1,017.21       7.58           1.52


Class F -- actual return                       1,000.00        1,088.20       3.82           .74
Class F -- assumed 5% return                   1,000.00        1,021.07       3.70           .74


Class 529-A -- actual return                   1,000.00        1,087.78       3.92           .76
Class 529-A -- assumed 5% return               1,000.00        1,020.97       3.80           .76


Class 529-B -- actual return                   1,000.00        1,083.53       8.45           1.64
Class 529-B -- assumed 5% return               1,000.00        1,016.62       8.18           1.64


Class 529-C -- actual return                   1,000.00        1,083.47       8.40           1.63
Class 529-C -- assumed 5% return               1,000.00        1,016.67       8.13           1.63


Class 529-E -- actual return                   1,000.00        1,086.10       5.73           1.11
Class 529-E -- assumed 5% return               1,000.00        1,019.24       5.54           1.11


Class 529-F -- actual return                   1,000.00        1,087.33       4.44           .86
Class 529-F -- assumed 5% return               1,000.00        1,020.47       4.30           .86


Class R-1 -- actual return                     1,000.00        1,084.29       7.89           1.53
Class R-1 -- assumed 5% return                 1,000.00        1,017.16       7.63           1.53


Class R-2 -- actual return                     1,000.00        1,083.78       7.68           1.49
Class R-2 -- assumed 5% return                 1,000.00        1,017.36       7.43           1.49


Class R-3 -- actual return                     1,000.00        1,086.71       5.37           1.04
Class R-3 -- assumed 5% return                 1,000.00        1,019.58       5.19           1.04


Class R-4 -- actual return                     1,000.00        1,088.45       3.82           .74
Class R-4 -- assumed 5% return                 1,000.00        1,021.07       3.70           .74


Class R-5 -- actual return                     1,000.00        1,089.78       2.22           .43
Class R-5 -- assumed 5% return                 1,000.00        1,022.60       2.15           .43


(1) Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (181), and divided by 365 (to reflect the one-half year period).




BOARD OF DIRECTORS AND OFFICERS



"NON-INTERESTED" DIRECTORS

                                             YEAR FIRST
                                               ELECTED
                                             A DIRECTOR
NAME AND AGE                               OF THE FUND(1)     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

H. Frederick Christie, 71                       1998          Private investor; former President and CEO, The Mission Group
                                                              (non-utility holding company, subsidiary of Southern California Edison
                                                              Company)

Mary Anne Dolan, 58                             1998          Founder and President, M.A.D., Inc. (communications company); former
                                                              Editor-in-Chief, The Los Angeles Herald Examiner

Martin Fenton, 69                               1990          Chairman of the Board and CEO, Senior Resource Group LLC (development and management of senior living communities)

Mary Myers Kauppila, 51                         1998          Private investor; Chairman of the Board and CEO, Ladera Management
                                                              Company (venture capital and agriculture); former owner and President,
                                                              Energy Investment, Inc.

Bailey Morris-Eck, 60                           1999          Director and Programming Chair, WYPR Baltimore/ Washington (public radio station); Senior Adviser (London), Financial News; Senior
                                                              Fellow, Institute for International Economics

Kirk P. Pendleton, 65                           1986          Chairman of the Board and CEO, Cairnwood, Inc. (venture capital investment)

Olin C. Robison, Ph.D., 68                      1998          President of the Salzburg Seminar; President Emeritus, Middlebury
                                                              College

Stephen B. Sample, Ph.D., 64                    1999          President, University of Southern California


"NON-INTERESTED" DIRECTORS

                                              NUMBER OF
                                             PORTFOLIOS
                                          IN FUND COMPLEX(2)
                                            OVERSEEN BY
NAME AND AGE                                  DIRECTOR        OTHER DIRECTORSHIPS(3) HELD BY DIRECTOR

H. Frederick Christie, 71                        19           Ducommun Incorporated; IHOP Corporation; Southwest Water Company;
                                                              Valero L.P.

Mary Anne Dolan, 58                               3           None

Martin Fenton, 69                                16           None

Mary Myers Kauppila, 51                           5           None

Bailey Morris-Eck, 60                             3           The Nevis Fund, Inc.

Kirk P. Pendleton, 65                             6           None

Olin C. Robison, Ph.D., 68                        3           American Shared Hospital Services

Stephen B. Sample, Ph.D., 64                      2           UNOVA, Inc.; William Wrigley Jr. Company


"INTERESTED" DIRECTORS(4)

                                             YEAR FIRST
                                             ELECTED A
                                             DIRECTOR OR      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND
NAME, AGE AND                                OFFICER OF       POSITIONS HELD WITH AFFILIATED ENTITIES OR THE PRINCIPAL
POSITION WITH FUND                           THE FUND(1)      UNDERWRITER OF THE FUND

R. Michael Shanahan, 66                         1986          Chairman of the Board, Capital Research and
Chairman of the Board                                         Management Company; Director, American Funds Distributors, Inc.;(5)
                                                              Non-Executive Chair, The Capital Group Companies, Inc.;(5) Chairman of
                                                              the Board, Capital Management Services, Inc.;(5) Director, Capital
                                                              Strategy Research, Inc.(5)

Claudia P. Huntington, 53                     1992-1994       Senior Vice President, Capital Research and
President                                       1996          Management Company; Director, The Capital Group Companies, Inc.(5)

"Interested" Directors(4)

                                              NUMBER OF
                                             PORTFOLIOS
                                              IN FUND
                                             COMPLEX(2)
NAME, AGE AND                                OVERSEEN BY
POSITION WITH FUND                            DIRECTOR        OTHER DIRECTORSHIPS(3) HELD BY DIRECTOR

R. Michael Shanahan, 66                           2           None
Chairman of the Board

Claudia P. Huntington, 53                         1           None
President



CHAIRMAN EMERITUS
James D. Fullerton, 88                                        Retired; former Chairman of the Board, The Capital Group Companies,
                                                              Inc.(5)

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION:
FUND SECRETARY.

(1) Directors and officers of the fund serve until their resignation, removal or retirement.

(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.

(3) This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.

(4) "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).

(5)  Company affiliated with Capital Research and Management Company.



OTHER OFFICERS
                                             Year first
                                               elected        Principal occupation(s) during past five years
Name, age and                                an officer       and positions held with affiliated entities or
position with fund                         of the fund(1)     the principal underwriter of the fund

Timothy D. Armour, 44                           1996          Executive Vice President and Director, Capital
Senior Vice President                                         Research and Management Company; Director, The Capital Group
                                                              Companies, Inc.(5)

Paul G. Haaga, Jr., 56                          1994          Executive Vice President and Director, Capital
Senior Vice President                                         Research and Management Company;
                                                              Director, The Capital Group Companies, Inc.(5)

Brady L. Enright, 38                            2002          Vice President, Capital Research Company(5)
Vice President

Joanna F. Jonsson, 41                           1998          Senior Vice President, Capital Research Company;(5)
Vice President                                                Director, The Capital Group Companies, Inc.(5)

C. Ross Sappenfield, 39                         1999          Vice President, Capital Research and Management
Vice President                                                Company; Vice President, Capital Research Company(5)

Stuart R. Strachan, 48                          2000          Vice President and Senior Counsel -- Fund
Vice President                                                Business Management Group, Capital Research and Management Company

Julie F. Williams, 56                         1984-1998       Vice President -- Fund Business Management
Secretary                                       2000          Group, Capital Research and Management Company

Jeffrey P. Regal, 33                            2003          Vice President -- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company

Sheryl F. Johnson, 36                           1998          Vice President -- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company


OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065 Santa Ana, CA 92799-5065

P.O. Box 659522 San Antonio, TX 78265-9522

P.O. Box 6007 Indianapolis, IN 46206-6007

P.O. Box 2280 Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE AMERICAN FUNDS AND COLLEGEAMERICA. THIS AND OTHER IMPORTANT INFORMATION IS CONTAINED IN THE FUND'S PROSPECTUS AND THE COLLEGEAMERICA PROGRAM DESCRIPTION, WHICH CAN BE OBTAINED FROM YOUR FINANCIAL ADVISER AND SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY (AFS) AT 800/421-0180 OR VISIT THE AMERICAN FUNDS WEBSITE AT AMERICANFUNDS.COM.

"AMERICAN FUNDS PROXY VOTING GUIDELINES" -- WHICH DESCRIBES HOW WE VOTE PROXIES RELATING TO PORTFOLIO SECURITIES -- IS AVAILABLE FREE OF CHARGE ON THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) WEBSITE AT WWW.SEC.GOV, ON THE AMERICAN FUNDS WEBSITE OR UPON REQUEST BY CALLING AFS. THE FUND'S PROXY VOTING RECORD FOR THE 12 MONTHS ENDED JUNE 30, 2004, IS ALSO AVAILABLE ON THE SEC AND AMERICAN FUNDS WEBSITES.

A complete February 28, 2005, portfolio of AMCAP Fund's investments is available free of charge on the SEC website or upon request by calling AFS.

AMCAP Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website or upon request by calling AFS. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. (800/SEC-0330).

This report is for the information of shareholders of AMCAP Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2005, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - AMERICAN FUNDS(R)]

The right choice for the long term(R)

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 30 million shareholder accounts.

OUR UNIQUE COMBINATION OF STRENGTHS INCLUDES THESE FIVE FACTORS:

O  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we pursue a consistent strategy, focusing on each investment's long-term potential.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. More than half of them were in the investment business before the sharp market decline of 1987.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

o  GROWTH FUNDS
   Emphasis on long-term growth through stocks
>  AMCAP FUND(R)
   EuroPacific Growth Fund(R)
   The Growth Fund of America(R)
   The New Economy Fund(R)
   New Perspective Fund(R)
   New World Fund (SM)
   SMALLCAP World Fund(R)

o  GROWTH-AND-INCOME FUNDS
   Emphasis on long-term growth and dividends through stocks
   American Mutual Fund(R)
   Capital World Growth and Income Fund (SM)
   Fundamental Investors (SM)
   The Investment Company of America(R)
   Washington Mutual Investors Fund (SM)

o  EQUITY-INCOME FUNDS
   Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
   The Income Fund of America(R)

o  BALANCED FUND
   Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

o  BOND FUNDS
   Emphasis on current income through bonds
   American High-Income Trust (SM)
   The Bond Fund of America (SM)
   Capital World Bond Fund(R)
   Intermediate Bond Fund of America(R)
   U.S. Government Securities Fund (SM)

o  TAX-EXEMPT BOND FUNDS
   Emphasis on tax-free current income through municipal bonds American High-Income Municipal Bond Fund(R) Limited Term Tax-Exempt Bond Fund of America (SM)
   The Tax-Exempt Bond Fund of America(R)

   STATE-SPECIFIC TAX-EXEMPT FUNDS
   The Tax-Exempt Fund of California(R)
   The Tax-Exempt Fund of Maryland(R)
   The Tax-Exempt Fund of Virginia(R)

o  MONEY MARKET FUNDS
   The Cash Management Trust of America(R)
   The Tax-Exempt Money Fund of America (SM)
   The U.S. Treasury Money Fund of America (SM)

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. MFGEAR-902-0405P

Litho in USA AGD/CG/8051-S1903

Printed on recycled paper


ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that Martin Fenton, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4 - Principal Accountant Fees and Services

     Registrant:

          a)   Audit Fees:
                    2004        $51,000
                    2005        $54,000

          b)   Audit- Related Fees:
                    2004        $4,000
                    2005        $4,000
                    The audit-related fees consist of assurance and related services relating to the examination of the Registrant's investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

          c)   Tax Fees:
                    2004        $5,000
                    2005        $6,000
                    The tax fees consist of professional services relating to the preparation of the Registrant's tax returns.

          d)   All Other Fees:
                    2004        none
                    2005        none

     Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

          a)   Not Applicable

          b)   Audit- Related Fees:
                    2004        $375,000
                    2005        $247,000
                    The audit-related fees consist of assurance and related services relating to the examination of the Registrant's transfer agency and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

          c)   Tax Fees:
                    2004        none
                    2005        none

          d)   All Other Fees:
                    2004        none
                    2005        none


The Registrant's Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the services listed above under paragraphs b, c and d.

Aggregate non-audit fees paid to the Registrant's auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $399,000 for fiscal year 2004 and $1,110,000 for fiscal year 2005. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors' independence.



ITEM 5 - Audit Committee of Listed Registrants

Not applicable.


ITEM 6 - Schedule of Investments

[logo - AMERICAN FUNDS (r)]




AMCAP FUND
INVESTMENT PORTFOLIO

February 28, 2005



                                                                                                                        Market value
Common stocks -- 81.12%                                                                                      Shares            (000)

CONSUMER DISCRETIONARY -- 20.93%
Lowe's Companies, Inc.                                                                                    7,100,000      $   417,338
Target Corp.                                                                                              5,475,000          278,240
Best Buy Co., Inc.                                                                                        4,925,000          266,049
Time Warner Inc.(1)                                                                                      11,647,500          200,686
Liberty Media Corp., Class A(1)                                                                          18,200,000          184,548
Carnival Corp., units                                                                                     3,335,200          181,368
Harley-Davidson Motor Co.                                                                                 2,871,900          177,713
Kohl's Corp.(1)                                                                                           3,625,000          173,529
Outback Steakhouse, Inc.(2)                                                                               3,710,000          166,616
IAC/InterActiveCorp(1)                                                                                    7,270,000          163,575
Johnson Controls, Inc.                                                                                    2,690,000          158,979
Ross Stores, Inc.                                                                                         5,175,000          144,900
Michaels Stores, Inc.                                                                                     4,010,000          127,879
Comcast Corp., Class A, special nonvoting stock(1)                                                        2,500,000           79,650
Comcast Corp., Class A(1)                                                                                 1,200,000           39,060
Brinker International, Inc.(1)                                                                            2,725,000          103,168
Garmin Ltd.                                                                                               1,998,600          102,428
Williams-Sonoma, Inc.(1)                                                                                  2,880,300           99,918
Gentex Corp.                                                                                              2,700,000           91,557
Dollar General Corp.                                                                                      4,250,000           90,227
Walt Disney Co.                                                                                           3,000,000           83,820
Sonic Corp.(1)                                                                                            2,450,000           82,540
Panera Bread Co., Class A(1)                                                                              1,480,000           79,121
Starbucks Corp.(1)                                                                                        1,470,000           76,161
CarMax, Inc.(1)                                                                                           2,000,000           66,000
Clear Channel Communications, Inc.                                                                        1,950,000           64,896
eBay Inc.(1)                                                                                              1,400,000           59,976
Interpublic Group of Companies, Inc.(1)                                                                   3,634,000           47,751
Liberty Media International, Inc., Class A(1)                                                             1,048,058           45,308
International Game Technology                                                                               850,000           25,891
Gap, Inc.                                                                                                   850,000           18,130
                                                                                                                           3,897,022

HEALTH CARE -- 15.69%
WellPoint, Inc.(1)                                                                                        2,911,900          355,427
Express Scripts, Inc.(1)                                                                                  2,900,000          218,341
Medtronic, Inc.                                                                                           3,920,000          204,310
HCA Inc.                                                                                                  4,305,000          203,239
Medco Health Solutions, Inc.(1)                                                                           4,375,000          194,338
Forest Laboratories, Inc.(1)                                                                              4,025,000          171,867
Eli Lilly and Co.                                                                                         2,840,000          159,040
Guidant Corp.                                                                                             1,960,000          143,844
Biogen Idec Inc.(1)                                                                                       3,372,500          130,347
Medicis Pharmaceutical Corp., Class A(2)                                                                  3,625,000          125,208
Lincare Holdings Inc.(1)                                                                                  3,000,000          121,740
Bristol-Myers Squibb Co.                                                                                  4,225,000          105,752
St. Jude Medical, Inc.(1)                                                                                 2,652,800          103,724
Caremark Rx, Inc.(1)                                                                                      2,700,000          103,356
Amgen Inc.(1)                                                                                             1,615,000           99,500
Becton, Dickinson and Co.                                                                                 1,650,000           98,786
AmerisourceBergen Corp.                                                                                   1,600,000           95,840
Cephalon, Inc.(1)                                                                                         1,500,000           73,605
IDEXX Laboratories, Inc.(1)                                                                               1,314,200           72,872
Genentech, Inc.(1)                                                                                          600,000           28,320
Barr Pharmaceuticals, Inc.(1)                                                                               500,000           23,870
Abbott Laboratories                                                                                         500,000           22,995
Applera Corp. - Applied Biosystems Group                                                                  1,000,000           20,540
Henry Schein, Inc.(1)                                                                                       250,000           18,085
ResMed Inc(1)                                                                                               300,000           17,685
Kinetic Concepts, Inc.(1)                                                                                   100,800            6,575
Schering-Plough Corp.                                                                                       139,100            2,636
                                                                                                                           2,921,842

INFORMATION TECHNOLOGY -- 13.40%
First Data Corp.                                                                                          6,919,825          283,851
Microsoft Corp.                                                                                           7,820,000          196,908
Cisco Systems, Inc.(1)                                                                                    9,829,300          171,226
Applied Materials, Inc.(1)                                                                                8,450,000          147,875
Analog Devices, Inc.                                                                                      3,150,000          115,668
Texas Instruments Inc.                                                                                    4,050,000          107,204
Automatic Data Processing, Inc.                                                                           2,400,000          103,104
Google Inc., Class A(1)                                                                                     500,000           93,995
Intuit Inc.(1)                                                                                            2,154,300           92,204
Symbol Technologies, Inc.                                                                                 4,500,000           79,785
Xilinx, Inc.                                                                                              2,500,000           75,500
Microchip Technology Inc.                                                                                 2,500,000           68,650
National Instruments Corp.                                                                                2,343,750           66,938
Linear Technology Corp.                                                                                   1,700,000           66,402
Sanmina-SCI Corp.(1)                                                                                     11,850,000           65,767
Solectron Corp.(1)                                                                                       13,140,000           65,043
Sabre Holdings Corp., Class A                                                                             2,888,800           60,896
Altera Corp.(1)                                                                                           2,850,000           59,109
Jabil Circuit, Inc.(1)                                                                                    2,287,000           58,799
Yahoo! Inc.(1)                                                                                            1,811,200           58,447
Intersil Corp., Class A                                                                                   3,400,000           57,324
Paychex, Inc.                                                                                             1,600,000           51,088
NAVTEQ Corp.(1)                                                                                           1,122,100           49,036
Ceridian Corp.(1)                                                                                         2,400,000           43,800
Maxim Integrated Products, Inc.                                                                           1,000,000           43,020
EMC Corp.(1)                                                                                              3,350,000           42,411
Power Integrations, Inc.(1,2)                                                                             1,850,000           39,294
Oracle Corp.(1)                                                                                           3,000,000           38,730
KLA-Tencor Corp.(1)                                                                                         700,000           34,587
Rogers Corp.(1)                                                                                             750,000           34,245
Cadence Design Systems, Inc.(1)                                                                           1,685,800           23,230
                                                                                                                           2,494,136


FINANCIALS -- 8.35%
Fannie Mae                                                                                                5,715,000          334,099
American International Group, Inc.                                                                        4,615,000          308,282
Capital One Financial Corp.                                                                               3,401,200          260,804
Freddie Mac                                                                                               2,300,000          142,600
Wells Fargo & Co.                                                                                         2,020,000          119,948
M&T Bank Corp.                                                                                              959,230           94,973
MBNA Corp.                                                                                                2,700,000           68,499
Independence Community Bank Corp.                                                                         1,656,000           65,925
Bank of New York Co., Inc.                                                                                1,740,000           52,635
City National Corp.                                                                                         510,000           34,910
Southwest Bancorporation of Texas, Inc.                                                                   1,400,000           26,670
Fidelity National Financial, Inc.                                                                           600,000           26,544
Arthur J. Gallagher & Co.                                                                                   600,000           17,916
                                                                                                                           1,553,805

INDUSTRIALS -- 6.93%
Precision Castparts Corp.                                                                                 2,620,000          197,181
Robert Half International Inc.                                                                            6,500,000          189,605
United Parcel Service, Inc., Class B                                                                      2,100,000          162,729
General Dynamics Corp.                                                                                    1,540,000          162,239
Southwest Airlines Co.                                                                                    9,765,000          135,246
General Electric Co.                                                                                      3,750,000          132,000
Avery Dennison Corp.                                                                                      1,744,200          105,873
FedEx Corp.                                                                                                 790,000           77,246
ChoicePoint Inc.(1)                                                                                       1,000,000           40,300
United Technologies Corp.                                                                                   400,000           39,952
Jacobs Engineering Group Inc.(1)                                                                            500,200           28,001
Education Management Corp.(1)                                                                               700,000           20,524
                                                                                                                           1,290,896

CONSUMER STAPLES -- 5.50%
Avon Products, Inc.                                                                                       4,080,000          174,502
Altria Group, Inc.                                                                                        2,500,000          164,125
PepsiCo, Inc.                                                                                             2,715,000          146,230
Walgreen Co.                                                                                              2,850,000          122,066
Dean Foods Co.(1)                                                                                         2,300,000           79,465
Anheuser-Busch Companies, Inc.                                                                            1,545,000           73,310
Costco Wholesale Corp.                                                                                    1,500,000           69,885
Wal-Mart Stores, Inc.                                                                                     1,000,000           51,610
Constellation Brands, Inc., Class A(1)                                                                      915,000           48,980
Gillette Co.                                                                                                700,000           35,175
Procter & Gamble Co.                                                                                        600,000           31,854
Performance Food Group Co.(1)                                                                             1,010,000           27,411
                                                                                                                           1,024,613

ENERGY -- 5.35%
Devon Energy Corp.                                                                                        5,970,000          279,336
Smith International, Inc.(1)                                                                              2,715,000          174,466
Apache Corp.                                                                                              2,150,000          135,192
Schlumberger Ltd.                                                                                         1,590,000          119,966
Noble Corp.                                                                                               1,823,400          104,061
FMC Technologies, Inc.(1)                                                                                 2,735,000           94,467
ENSCO International Inc.                                                                                  1,100,000           44,308
Pogo Producing Co.                                                                                          900,000           43,749
                                                                                                                             995,545

TELECOMMUNICATION SERVICES -- 1.23%
Telephone and Data Systems, Inc.                                                                          1,575,000          137,812
CenturyTel, Inc.                                                                                          2,690,000           90,492
                                                                                                                             228,304

MATERIALS -- 0.95%
Sealed Air Corp.(1)                                                                                       1,200,000           62,724
International Flavors & Fragrances Inc.                                                                   1,500,000           61,935
Cambrex Corp.                                                                                             1,300,000           29,497
Vulcan Materials Co.                                                                                        400,000           23,144
                                                                                                                             177,300

UTILITIES -- 0.19%
Duke Energy Corp.                                                                                         1,299,000           35,060


MISCELLANEOUS -- 2.60%
Other common stocks in initial period of acquisition                                                                         483,858


TOTAL COMMON STOCKS (COST: $11,916,060,000)                                                                               15,102,381



                                                                                                   Principal amount
Short-term securities -- 19.06%                                                                                (000)

Federal Home Loan Bank 2.32%-2.525% due 3/4-4/15/2005                                                      $214,900          214,519
U.S. Treasury Bills 2.123%-2.275% due 3/10-4/7/2005                                                         182,800          182,559
Coca-Cola Co. 2.45%-2.55% due 3/21-4/14/2005                                                                164,300          163,897
Wal-Mart Stores Inc. 2.41%-2.50% due 3/8-4/12/2005(3)                                                       150,500          150,225
Variable Funding Capital Corp. 2.52%-2.66% due 3/4-4/21/2005(3)                                             150,000          149,657
Bank of America Corp. 2.51%-2.61% due 4/6-4/11/2005                                                         150,000          149,576
DuPont (E.I.) de Nemours & Co. 2.30%-2.52% due 3/3-3/30/2005                                                147,107          146,921
Clipper Receivables Co., LLC 2.51%-2.53% due 3/9-3/30/2005(3)                                               145,000          144,820
Preferred Receivables Funding Corp. 2.48%-2.56% due 3/16-3/28/2005(3)                                        90,000           89,865
J.P. Morgan Chase & Co. 2.45% due 3/11/2005                                                                  50,000           49,963
CAFCO, LLC 2.45%-2.50% due 3/10-3/21/2005(3)                                                                 76,400           76,314
Ciesco LLC 2.40% due 3/2/2005                                                                                50,000           49,993
Wells Fargo & Co. 2.45%-2.50% due 3/1-3/15/2005                                                             120,000          120,000
Freddie Mac 2.38%-2.45% due 3/14-3/22/2005                                                                  109,050          108,922
Three Pillars Funding, LLC 2.53%-2.54% due 3/1-3/18/2005(3)                                                 106,278          106,215
IBM Credit Corp. 2.32% due 3/7/2005                                                                          50,000           49,977
IBM Capital Inc. 2.53% due 3/24/2005(3)                                                                      50,000           49,916
International Bank for Reconstruction and Development 2.31% due 3/16/2005                                   100,000           99,887
Exxon Asset Management Co. 2.48% due 3/22-3/23/2005(3)                                                      100,000           99,845
FCAR Owner Trust I 2.46%-2.60% due 3/8-4/13/2005                                                            100,000           99,795
Procter & Gamble Co. 2.37%-2.77% due 3/14-5/25/2005(3)                                                       99,700           99,431
BellSouth Corp. 2.49%-2.50% due 3/29-4/1/2005(3)                                                             95,000           94,800
Edison Asset Securitization LLC 2.45% due 3/18-3/23/2005(3)                                                  61,180           61,093
General Electric Capital Services, Inc. 2.40% due 3/8/2005                                                   20,800           20,789
Hewlett-Packard Co. 2.51%-2.66% due 3/15-4/25/2005(3)                                                        75,000           74,770
New Center Asset Trust Plus 2.51%-2.61% due 3/9-4/18/2005                                                    70,000           69,813
Gannett Co. 2.44%-2.57% due 3/8-4/19/2005(3)                                                                 65,700           65,599
Anheuser-Busch Cos. Inc. 2.30%-2.39% due 3/9-3/11/2005(3)                                                    65,000           64,956
Triple-A One Funding Corp. 2.51%-2.54% due 3/22-3/28/2005(3)                                                 61,382           61,276
Abbott Laboratories Inc. 2.50%-2.57% due 3/23-4/5/2005(3)                                                    52,800           52,684
Caterpillar Financial Services Corp. 2.48%-2.49% due 3/21-3/28/2005                                          51,400           51,315
Colgate-Palmolive Co. 2.48%-2.53% due 3/1-3/30/2005(3)                                                       50,568           50,513
Fannie Mae 2.42% due 3/22/2005                                                                               50,000           49,933
ChevronTexaco Funding Corp. 2.47% due 3/28/2005                                                              50,000           49,904
3M Co. 2.35%-2.61% due 3/1-4/20/2005                                                                         46,905           46,796
SBC Communications Inc. 2.37% due 3/7/2005(3)                                                                46,000           45,979
Tennessee Valley Authority 2.32%-2.34% due 3/3-3/17/2005                                                     34,000           33,983
American Express Credit Corp. 2.50% due 3/21/2005                                                            30,000           29,956
USAA Capital Corp. 2.47% due 3/2/2005                                                                        25,000           24,997
First Data Corp. 2.49% due 3/3/2005                                                                          25,000           24,995
Eli Lilly and Co. 2.47% due 3/8/2005(3)                                                                      25,000           24,986
NetJets Inc. 2.36% due 3/18/2005(3)                                                                          25,000           24,970
Hershey Foods Corp. 2.51% due 3/31/2005(3)                                                                   25,000           24,946
Harvard University 2.51% due 4/8/2005                                          .                             25,000           24,932
Federal Farm Credit Banks 2.36% due 3/23/2005                                                                21,500           21,468
Medtronic Inc. 2.44% due 3/10/2005(3)                                                                        20,000           19,986
PepsiCo Inc. 2.49% due 3/3/2005(3)                                                                           17,600           17,596
Harley-Davidson Funding Corp. 2.55% due 4/7/2005(3)                                                          11,650           11,619


TOTAL SHORT-TERM SECURITIES (COST: $3,546,891,000)                                                                         3,546,951

TOTAL INVESTMENT SECURITIES (COST: $15,462,951,000)                                                                       18,649,332
OTHER ASSETS LESS LIABILITIES                                                                                               (33,076)

NET ASSETS                                                                                                               $18,616,256



"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

(1)  Security did not produce income during the last 12 months.

(2) Represents an affiliated company as defined under the Investment Company Act of 1940.

(3) Restricted security that can be resold only to institutional investors. In practice, these securities are typically as liquid as unrestricted securities in the portfolio. The total value of all restricted securities was $1,662,062,000, which represented 8.93% of the net assets of the fund.


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and
Board of Directors of
AMCAP Fund, Inc.:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of AMCAP Fund, Inc. (the "Fund") as of February 28, 2005 and for the years then ended and have issued our report thereon dated April 13 2005, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund's investment portfolio (the "Schedule") as of February 28, 2005 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund's management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.


DELOITTE & TOUCHE LLP
April 13, 2005
Costa Mesa, California



ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 8 - Portfolio Managers of Closed-End  Management  Investment  Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered "interested persons" of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.


ITEM 11 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12 - Exhibits

(a)(1)The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMCAP FUND, INC.



By /s/ Claudia P. Huntington
----------------------------------------
Claudia P. Huntington, President and PEO

Date: May 6, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By /s/ Claudia P. Huntington
----------------------------------------
Claudia P. Huntington, President and PEO

Date: May 6, 2005



By /s/ Jeffrey P. Regal
-----------------------------------
Jeffrey P. Regal, Treasurer and PFO

Date: May 6, 2005